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CONTRATO QUE ENTRE SI CELEBRAM PETRÓLEO BRASILEIRO S.A. – PETROBRAS E NAUTICUS ROBOTICS BRAZIL LTDA, PARA SOLUÇÃO ROBÓTICA AUTÔNOMA PARA REALIZAÇÃO DE SERVIÇOS DE INSPEÇÃO SUBMARINA

PETRÓLEO BRASILEIRO S.A. – PETROBRAS, sociedade de economia mista, inscrita no Cadastro Nacional da Pessoa Jurídica do Ministério da Fazenda sob o nº 33.000.167/0001-01,

com sede na Avenida República do Chile, 65, Rio de Janeiro – RJ, tendo como estabelecimento tomador o Centro de Pesquisas e Desenvolvimento Leopoldo Américo Miguez de Mello – CENPES, inscrito no Cadastro Nacional da Pessoa Jurídica do Ministério da Fazenda sob o nº 33.000.167/0819-42 com sede na Avenida Horácio Macedo, Cidade Universitária, 950, Rio de Janeiro – RJ, doravante denominada PETROBRAS, neste ato representada pelo seu Gerente Geral, Sr. Felipe de Araujo Castro e Nauticus Robotics, Brazil, Ltda., com sede na Al. Rio Negro, 503, sala 2020 Barueri-SP, CEP 06454-000, inscrita no Cadastro Nacional da Pessoa Jurídica do Ministério da Fazenda sob o nº 49.351.847/0001-00, doravante denominada CONTRATADA, neste ato representada por Frantiesco Pessoa, representante nomeado em contrato social

celebram o presente Contrato, vinculando-se as partes ao **Termo de Contratação Direta** nº 7004028694 e à proposta da CONTRATADA e sujeitando-se às seguintes Cláusulas e condições:

CLÁUSULA PRIMEIRA – OBJETO

1.1 – O presente Contrato tem por objeto a encomenda tecnológica de solução de robótica autônoma para realização de serviços de inspeção submarina, observado o Memorial Descritivo (Anexo - 1), os quais são partes integrantes deste instrumento ("Solução Tecnológica").

1.2 – A Solução Tecnológica deverá ser desenvolvida pela CONTRATADA em suas próprias instalações e dependências físicas, utilizando as instalações e recursos da PETROBRAS somente nos casos especificados no Memorial Descritivo.

1.3 – Esta encomenda tecnológica tem como objetivo contratar uma solução mais eficiente para realização das atividades de gerenciamento de integridade dos sistemas submarinos que, atuando em modo autônomo, reduza potencialmente o seu custo operacional e aporte, adicionalmente, maior capacidade de monitoramento do sistema, menor tempo de resposta para o tratamento de anomalias e reduza tanto a emissão de poluentes (CO_2) quanto a exposição humana ao risco.

1.4 – A Solução Tecnológica a ser entregue pela CONTRATADA deverá atender aos requisitos funcionais especificados no Memorial Descritivo, além dos padrões técnicos e de qualidade aplicáveis ao projeto de desenvolvimento e prestação de serviço.

1.5 — A CONTRATADA é responsável por adotar medidas de transparência que permitam à PETROBRAS verificar, a qualquer momento durante a execução do contrato, se os aspectos indicados nesta cláusula estão sendo efetivamente considerados e incorporados no desenvolvimento da Solução Tecnológica.

1.6 — Para o desenvolvimento da Solução Tecnológica, a CONTRATADA deverá executar os serviços descritos no Memorial Descritivo, distribuídos nas seguintes etapas:

1.6.1 - Plano de Desenvolvimento da Solução Tecnológica, contendo:

a) Descrição dos objetivos a serem atingidos

b) Descrição das etapas e dos requisitos de Desenvolvimento que permitam a aplicação dos métodos e dos meios indispensáveis à verificação do andamento do projeto em cada

etapa;

c) Cronograma físico-financeiro

d) Correlação do projeto com cada funcionalidade requerida;

e) Integração das funcionalidades com a plataforma da Solução Tecnológica.

1.6.2 - Plano de Qualificação da Solução Tecnológica, contendo:

a) Validação da tecnologia em ambiente controlado;

b) Validação do veículo submarino autônomo em ambiente real (teste de campo).

CLÁUSULA SEGUNDA – OBRIGAÇÕES DA CONTRATADA

2.1 – Manter, durante a execução deste Contrato, todas as condições de habilitação, de qualificação e da proposta, exigidas quando da contratação e a regularidade perante a Justiça do Trabalho, periodicamente comprovada pela Certidão Negativa de Débitos Trabalhistas – ou Positiva com Efeitos de Negativa, bem como a regularidade perante a Seguridade Social, periodicamente comprovada pela Certidão Negativa, ou Positiva com Efeitos de Negativa, de Débitos relativos a Créditos Tributários Federais e à Dívida Ativa da União (CND ou CPEND/CPEN).

2.1.1 – Respeitar e cumprir as normas administrativas internas em vigor na PETROBRAS que tenham sido oportunamente informadas pela fiscalização da PETROBRAS.

2.1.2 – Garantir que nenhum empregado de seu quadro, por ação ou omissão, oculte, participe da ocultação ou tolere que seja ocultado acidente de trabalho ocorrido em decorrência da execução deste Contrato.

2.1.3 – Emitir Comunicação de Acidente do Trabalho – CAT, nas condições e prazos legais, em caso de acidente de trabalho ocorrido com seus empregados que laborem nas instalações da PETROBRAS.

2.1.4 – Informar à PETROBRAS, imediatamente após tomar conhecimento, qualquer acidente de trabalho com seus empregados ou com empregados de suas subcontratadas ou cessionárias, que laborem nas instalações da PETROBRAS.

2.1.4.1 – A PETROBRAS se reserva o direito de fiscalizar o cumprimento da obrigação prevista no item 2.1.3, podendo exigir da CONTRATADA a comprovação de que emitiu a Comunicação de Acidente do Trabalho - CAT, nas condições e nos prazos legais.

2.1.5 – Facilitar e não obstar a ação de fiscalização pela PETROBRAS quanto ao cumprimento das obrigações previstas nos itens 2.1.3 e 2.1.4, podendo ser-lhe exigida a comprovação de que ela, sua subcontratada ou cessionária emitiram a Comunicação de Acidente do Trabalho – CAT, nas condições e nos prazos legais.

2.1.6 – Apresentar, antes da emissão do Relatório de Medição (RM) referente à última medição, os comprovantes de pagamento das verbas rescisórias dos empregados dispensados e uma declaração formal da continuidade dos contratos de trabalhos remanescentes.

2.1.7 – Garantir que os integrantes de seu corpo técnico executem pessoalmente e diretamente as obrigações a eles imputadas, quando a respectiva relação for apresentada em procedimento licitatório ou em contratação direta.

2.1.8 - Informar mensalmente quanto à evolução do projeto e aos resultados parciais alcançados;

2.1.8.1 - Adicionalmente, a CONTRATADA deverá fornecer os dados e informações relacionadas ao projeto sempre que solicitado pela PETROBRAS.

2.2 – Quanto à execução dos serviços e responsabilidade técnica:

2.2.1 – Executar os serviços ora contratados, de acordo com o Memorial Descritivo - Anexo nº 1 deste Contrato, nos prazos e condições aqui estabelecidos.

2.2.2 – Facilitar a ação da Fiscalização, prevista na CLÁUSULA NONA – FISCALIZAÇÃO, fornecendo informações ou provendo acesso à documentação e aos serviços em execução e atendendo prontamente às observações e exigências por ela apresentadas.

2.2.3 – Manter representante específico e devidamente credenciado para responder pela direção dos serviços perante a PETROBRAS.

2.2.4 – Reparar, corrigir, reconstruir ou substituir no total ou em parte, às suas expensas e nos prazos estipulados pela Fiscalização, o objeto do contrato em que se verificarem vícios, defeitos ou incorreções resultantes da execução ou de materiais empregados, mesmo aquele já registrado em Relatório de Medição.

2.2.4.1 – Caso, para o atendimento do item 2.2.4 acima, seja necessária a remoção de bens ou materiais associados ao serviço contratado, a CONTRATADA deverá fazê-lo no local em que o bem ou material tiver sido disponibilizado à PETROBRAS, conforme estabelecido no Contrato.

2.2.4.2 - Garantir os serviços realizados pelo período mínimo estabelecido na legislação brasileira, independentemente do término do Contrato, salvo se prazo maior tiver apresentado pela CONTRATADA na Negociação.

2.2.5 – Cumprir os preceitos legais e as decisões das autoridades constituídas, sendo a única responsável por sua inobservância.

2.2.6 – Responder por qualquer dano ou prejuízo causado à PETROBRAS ou a terceiros, em decorrência da execução dos serviços previstos neste instrumento contratual, observado o disposto na CLÁUSULA DÉCIMA SÉTIMA – ALOCAÇÃO DE RESPONSABILIDADE DAS PARTES.

2.2.7 – Obter as licenças, autorizações, certidões e/ou outros instrumentos previstos na legislação, de sua responsabilidade, necessários à execução dos serviços.

2.2.8 – Preservar e manter a PETROBRAS a salvo de quaisquer reivindicações, demandas, queixas e representações de qualquer natureza, decorrentes de ação ou omissão sua ou de suas subcontratadas.

2.3 – Quanto ao pessoal:

2.3.1 – Responder pela supervisão, direção técnica e administrativa e mão-de-obra, necessárias à execução dos serviços contratados, como única e exclusiva responsável, responsabilizando-se, ainda, pelo bom comportamento e eficiência de seus empregados e subcontratados.

2.3.1.1 – Utilizar-se, exclusivamente, de seus empregados, para a realização dos serviços contratados, ressalvado o disposto na CLÁUSULA VIGÉSIMA SEXTA – SUBCONTRATAÇÃO.

2.3.2 – Abster-se de utilizar, em todas as atividades relacionadas com a execução deste instrumento, mão-de-obra infantil, nos termos do inciso XXXIII do artigo 7º da Constituição da República, nem utilizar mão de obra em condição análoga à de escravo, bem como, fazer constar cláusula específica nesse sentido nos contratos firmados com os fornecedores de seus insumos e/ou prestadores de serviços, sob pena de multa ou rescisão deste Contrato, sem prejuízo da adoção de outras medidas cabíveis.

2.3.3 – Declarar por escrito, sempre que solicitado pela PETROBRAS, que cumpriu ou vem cumprindo a exigência contida no item 2.3.2.

2.3.4 – Apresentar à Fiscalização relação nominal de todos os empregados que executarão os serviços, bem como comunicar, por escrito, qualquer alteração ocorrida nessa relação.

2.3.5 – Providenciar, sem ônus para a PETROBRAS, o afastamento imediato de qualquer empregado seu, cuja conduta, no local da prestação dos serviços, seja, a critério da PETROBRAS, incompatível com o ambiente de trabalho.

2.3.6 – A CONTRATADA deverá apresentar mensalmente, sob pena de retenção do Relatório de Medição, a documentação comprobatória do adimplemento de suas obrigações trabalhistas, contribuições previdenciárias e depósitos do FGTS, relativos a seus empregados indicados na forma do item 2.3.4, sem prejuízo do previsto no item 2.3.7 abaixo.

2.3.6.1 – A comprovação de que trata o item 2.3.6 deverá incluir as seguintes informações:
a) resumo geral do pagamento de salários, adicionais, horas extras, repouso semanal remunerado e décimo terceiro salário, no que for cabível;
b) concessão de férias remuneradas e pagamento do respectivo adicional;
c) depósitos do FGTS; e
d) pagamento de obrigações trabalhistas e previdenciárias dos empregados dispensados até a data de envio das informações.

2.3.6.2 - Caso a CONTRATADA não comprove, na forma do item 2.3.6, que pagou os salários e demais verbas trabalhistas, contribuições sociais e para com o FGTS concernentes a este Contrato de que trata o item 2.3.6.1, na forma do item 2.3.6, a PETROBRAS reterá do Relatório de Medição o valor equivalente aos pagamentos não comprovados ou comprovados de forma inadequada, podendo também optar por efetuar o seu pagamento direto aos empregados da CONTRATADA e deduzindo o valor pago das respectivas faturas, sem prejuízo das penalidades cabíveis.

2.3.7 – Fornecer, até o quinto dia útil posterior à data legalmente estipulada para os

recolhimentos previdenciários, sob pena de ser retido o Relatório de Medição – RM:

2.3.7.1 – Cópia da GFIP – Guia de Recolhimento do Fundo de Garantia por Tempo de Serviço e Informações à Previdência Social completa, referente a este Contrato e seu respectivo comprovante de entrega, nos termos da legislação vigente. Adicionalmente, fornecer semestralmente, certidões negativas ou equivalentes, referentes ao FGTS.

2.3.7.1.1 - Para as empresas sujeitas à utilização do eSocial, manter atualizada, junto à PETROBRAS, Certidão válida Negativa, ou Positiva com efeitos de Negativa, de Débitos relativos a Créditos Tributários Federais e à Dívida Ativa da União (CND ou CPEND/CPEN) para fins de comprovação de regularidade com as contribuições previdenciárias.

2.3.7.2 – Cópia autenticada da GPS – Guia da Previdência Social quitada com o valor indicado no relatório da GFIP e cópia autenticada do DARF das empresas sujeitas à CPRB – Contribuição Previdenciária sobre a Receita Bruta.

2.3.7.2.1 – Para as empresas sujeitas à utilização do eSocial e da EFD-Reinf, cópia autenticada do DARF quitado com a composição do documento de arrecadação gerado por meio do sistema DCTFWeb.

2.3.7.2.2 – Caso o pagamento tenha sido feito pela internet, deverá ser apresentado o comprovante de pagamento, acompanhado da GPS e/ou DARF.

2.3.7.3 – Não será necessária a apresentação dos documentos mencionados nos itens 2.3.7.1, 2.3.7.1.1 e 2.3.7.2 e subitens, quando da emissão do Relatório de Medição – RM do primeiro evento de pagamento, se não transcorrido o prazo de competência para recolhimento das verbas devidas à Receita Federal do Brasil (RFB), devendo ser entregues os documentos na medição seguinte.

2.3.7.4 – Encerrado o contrato, para a assinatura do Termo de Recebimento Definitivo (TRD), a Contratada deverá apresentar, em até 60 (sessenta) dias, os documentos mencionados nos itens 2.3.7.1 e 2.3.7.2 e subitens referentes ao último mês de medição, sob pena de aplicação das penalidades cabíveis.

2.3.8 – Responsabilizar-se por todas e quaisquer obrigações trabalhistas, previdenciárias, tributárias e fundiárias, oriundas da execução do objeto contratual, arcando com todos os custos e despesas relativos aos processos administrativos, judiciais e arbitrais, em qualquer instância ou tribunal, que venham a ser ajuizadas em face do Grupo PETROBRAS, assumindo, em juízo ou fora dele, toda a responsabilidade relacionada a estas obrigações, resguardando os interesses do Grupo PETROBRAS, prestando, inclusive, as garantias necessárias a sua desoneração.

2.3.8.1 – O disposto no item 2.3.8 não exime a CONTRATADA de restituir ao Grupo PETROBRAS o valor que lhe for imputado em condenação, proferida pelo Poder Judiciário, por Juízo Arbitral ou outras instâncias competentes, a título de obrigações trabalhistas, previdenciárias, tributárias e dos depósitos de FGTS referentes aos empregados da CONTRATADA. O referido valor será acrescido de todos os acessórios, tais como despesas processuais, honorários advocatícios, despesas extrajudiciais, correção monetária e juros.

2.3.9 – Promover “Anotação de Responsabilidade Técnica" (ART) no Conselho Regional de Engenharia e Agronomia (CREA), referente a este Contrato, encaminhando cópia à

PETROBRAS antes do início dos serviços, bem como comprovar à Fiscalização os aditamentos contratuais e demais casos previstos nas Resoluções do Conselho Federal de Engenharia e Agronomia (CONFEA).

2.4 – Quanto a materiais, equipamentos, máquinas, veículos, ferramentas e instalações:

2.4.1 – Disponibilizar os MATERIAIS, EQUIPAMENTOS, MÁQUINAS, VEÍCULOS E FERRAMENTAS, necessários à execução de todos os serviços, conforme definido no Anexo nº 1 deste Contrato.

2.4.2 – Responsabilizar-se pela correta utilização, guarda e conservação dos MATERIAIS, EQUIPAMENTOS, MÁQUINAS, VEÍCULOS, FERRAMENTAS E INSTALAÇÕES disponibilizados pela PETROBRAS bem como ressarcir extravios, danos ou depreciações não relacionadas com a execução do presente Contrato, observado o disposto na CLÁUSULA DÉCIMA SÉTIMA - ALOCAÇÃO DE RESPONSABILIDADE DAS PARTES.

2.4.3 – Retirar seus MATERIAIS, EQUIPAMENTOS, MÁQUINAS, VEÍCULOS E FERRAMENTAS, às suas expensas, após o término dos serviços ou rescisão deste Contrato, ou ainda aqueles que tenham sido recusados, no prazo fixado pela Fiscalização, findo o qual a PETROBRAS fica com o direito de promover sua retirada, como lhe convier, depositando-os em mãos de terceiros e debitando as respectivas despesas à CONTRATADA.

2.4.4 – Carregar, transportar e descarregar os MATERIAIS, EQUIPAMENTOS, MÁQUINAS, VEÍCULOS E FERRAMENTAS necessários à execução do presente Contrato, conforme definido no Anexo nº 1 deste Contrato.

2.5 – Quanto à SMS - Segurança industrial, higiene e medicina do trabalho, Meio ambiente e Saúde:

2.5.1 – Manter os seus empregados que atuem nas instalações da PETROBRAS identificados pelo nome ou logotipo da CONTRATADA e utilizando o crachá de identificação fornecido pela PETROBRAS, que será devolvido ao término do Contrato ou quando o empregado for desligado da prestação dos serviços .

2.5.2 – Cumprir e fazer com que o seu pessoal cumpra os procedimentos contidos no Anexo de SMS, inclusive no que diz respeito ao uso dos equipamentos de proteção individual nele listados.

2.6 – Quanto à comunicação de sinistros ou eventos danosos ao meio ambiente, a terceiros ou a seus empregados, que repercutam na imagem da PETROBRAS, oriundos das atividades objeto deste Contrato:

2.6.1 – Comunicar à PETROBRAS, imediatamente após tomar conhecimento, as ocorrências mencionadas no item 2.6 deste Contrato.

2.6.2 – Apresentar à PETROBRAS, antes de sua divulgação, qualquer comunicado a ser feito aos meios de comunicação, juntamente com a documentação pertinente, em até 2 (duas) horas contadas do evento.

2.6.3 – Caso o comunicado mencione direta ou indiretamente a PETROBRAS, sua divulgação dependerá de prévia anuência desta.

2.7 – Prover Plano Privado de Assistência à Saúde para todos os seus empregados ligados diretamente aos serviços objeto deste Contrato.

2.7.1 – O Plano Privado de Assistência à Saúde deve atender, no mínimo, aos seguintes critérios:

a) Possuir registro da Operadora e do produto (Plano de Saúde) na Agência Nacional de Saúde Complementar – ANS;

b) Regime ou tipo de contratação: Coletivo Empresarial, conforme descrito na regulamentação pela ANS;

c) Modelo de assistência: Plano referência básica para cobertura assistencial mínima, conforme definido na legislação e regulamentação pela ANS vigentes;

d) Abrangência Geográfica: a critério da CONTRATADA, garantindo abrangência mínima no local da realização do trabalho.

2.7.2 – Divulgar o benefício e as normas que o regem a todos os seus empregados vinculados ao presente Contrato.

2.7.3 – Apresentar à Fiscalização, sempre que solicitada, a comprovação da manutenção do Plano de Saúde, nos termos do item 2.7 deste Contrato.

2.7.4 - Para os empregados que sejam contratados no Brasil e venham a prestar serviços no exterior, a CONTRATADA fornecerá assistência médica e social no local de trabalho no exterior ou próximo a ele, conforme determinação legal.

2.8. – Quanto à Segurança da Informação da PETROBRAS:

2.8.1 – Cumprir os Procedimentos, Políticas, Diretrizes e as Normas de Segurança da Informação da PETROBRAS.

2.8.1.1 – Os Procedimentos, Políticas, Diretrizes e as Normas de Segurança da Informação da PETROBRAS estão disponíveis no Portal Petronect na Internet, no endereço www.petronect.com.br, para usuários cadastrados com chave e senha.

2.8.2 – Dar o adequado tratamento à informação recebida ou gerada, direta ou indiretamente, em razão deste Contrato, de acordo com o grau de sigilo estabelecido pela PETROBRAS.

2.8.3 – Manter o seu pessoal informado acerca dos Procedimentos, Políticas, Diretrizes e Normas de Segurança da Informação da PETROBRAS.

2.8.4 – Comunicar imediatamente à PETROBRAS possíveis casos de descumprimento de norma relativa à Segurança da Informação da PETROBRAS, mantendo a PETROBRAS informada do tratamento dado ao incidente.

2.8.5 – Para fins de Segurança da Informação, a CONTRATADA obriga-se por seus administradores, empregados, prepostos a qualquer título, sucessores e comissários, assim como por terceiros por ela contratados.

2.8.6 – Permitir que a PETROBRAS fiscalize as práticas adotadas pela CONTRATADA em relação à Segurança da Informação.

2.9 – Não fazer uso do nome PETROBRAS, da marca PETROBRAS, da expressão “a serviço da PETROBRAS” ou expressões similares ou o nome ou marca de quaisquer outros integrantes de consórcio operado pela PETROBRAS, em especial em uniformes, veículos, ferramentas e equipamentos, de propriedade ou não da CONTRATADA, salvo quando prévia e expressamente autorizada, por escrito, pela PETROBRAS.

2.10 – Para os fins da Lei Geral de Proteção de Dados (Lei nº 13.709/18), na hipótese de, em razão do presente Contrato, a CONTRATADA realizar o tratamento de dados pessoais como operadora ou controladora, a CONTRATADA deverá adotar as medidas de segurança técnicas, jurídicas e administrativas aptas a proteger tais dados pessoais de acessos não autorizados ou qualquer forma de tratamento inadequado ou ilícito, observando-se os padrões mínimos definidos pela Autoridade Nacional de Proteção de Dados e em conformidade com o disposto na legislação de proteção de dados e privacidade em vigor, sem prejuízo do disposto nos itens 2.8 e subitens e na Cláusula Décima Quarta – Sigilo.

2.10.1 – A CONTRATADA somente poderá compartilhar com, conceder acesso a ou realizar o tratamento de dados pessoais por sistemas com empregados ou prestadores de serviços que tenham necessidade de realizar o tratamento de tais dados para as finalidades estritamente necessárias à execução do Contrato.

2.10.1.1 – A CONTRATADA é responsável pelo uso indevido que seus empregados ou prestadores de serviços fizerem dos dados pessoais, bem como por quaisquer falhas nos sistemas por ela empregados para o tratamento dos dados.

2.10.2 A CONTRATADA não fornecerá, transferirá ou disponibilizará dados pessoais a terceiros, a menos que com base em instruções explícitas, por escrito, da PETROBRAS ou por ordem de autoridade judicial, sob a condição de que, nesse último caso, informando à PETROBRAS dentro de 24 (vinte e quatro) horas após o recebimento da ordem judicial , ressalvadas as hipóteses legais de sigilo na investigação em que o tratamento sigiloso tenha sido expressamente exigido pela autoridade judicial, quando a CONTRATADA estará dispensada da comunicação à PETROBRAS.

2.10.2.1 A CONTRATADA informará à PETROBRAS todas as solicitações relacionadas aos dados pessoais que receber diretamente do titular dos dados em razão do presente Contrato.

2.10.3 - A CONTRATADA deverá registrar as operações de tratamento de dados pessoais que realizar, bem como manter um inventário, na forma do item 2.10.3.1, disponibilizando-o para a PETROBRAS quando solicitado.

2.10.3.1 O inventário deve identificar e categorizar cada espécie de dado pessoal tratado, além das seguintes informações:
a) descrição do tipo de operação realizada pela CONTRATADA (se coleta, produção, recepção, transferência etc);
b) razão/necessidade para cada tipo de operação realizada;
c) fundamento legal e/ou consentimento para o tratamento;
d) tempo necessário para o tratamento e procedimento de eliminação.

2.10.4 - Caso a CONTRATADA considere que o tratamento de dados pessoais com base nas instruções dadas pela PETROBRAS viola a legislação de proteção de dados e privacidade, deverá comunicar imediatamente a PETROBRAS.

2.10.5 - Quaisquer incidentes de segurança, incluídos, mas não limitados aos ataques por hackers e/ou invasões de qualquer natureza e/ou vulnerabilidades técnicas que exponham ou tenham o potencial de expor o ambiente onde se encontram hospedados dados pessoais deverão ser imediatamente comunicados pela CONTRATADA à PETROBRAS, mesmo que se trate de meros indícios , guardando todos os registros (inclusive logs, metadados e outras evidências dos incidentes) e informando as providências adotadas e os dados pessoais eventualmente afetados, bem como prestando toda a colaboração e fornecendo toda a documentação necessária a qualquer investigação ou auditoria que venha a ser realizada.

2.10.6 – A CONTRATADA deverá cessar o tratamento de dados pessoais realizado com base no presente Contrato imediatamente após o seu término e, a critério exclusivo da PETROBRAS, apagar, destruir ou devolver os dados pessoais que tiver obtido.

2.10.7 – A CONTRATADA deverá permitir e adotar meios para que a PETROBRAS verifique a conformidade das práticas adotadas referente à proteção de dados pessoais, comprometendo-se a cooperar na hipótese de necessidade de realização do relatório de impacto de proteção de dados pessoais.

2.10.8 - O descumprimento do disposto no item 2.10 e seus subitens sujeita a CONTRATADA às sanções previstas na Cláusula Décima Quarta – SIGILO.

2.11 – Nas hipóteses em que a PETROBRAS possua fundamento jurídico para o tratamento de dados pessoais, na forma da Lei Geral de Proteção de Dados (Lei nº 13.709/18) e demais normas aplicáveis, a CONTRATADA deverá disponibilizar todas as informações imprescindíveis e necessárias dos titulares a ela vinculados, observado o disposto no item 3.7 deste Contrato.

2.12 – A CONTRATADA não poderá manter, durante a execução do contrato, administrador ou sócio com poder de direção que seja cônjuge, companheiro(a) ou parente em linha reta ou colateral, por consanguinidade ou afinidade, até o terceiro grau, de empregado(a) da Petrobras detentor(a) de função de confiança: (i) que autorizou a contratação; (ii) que assinou o contrato; (iii) responsável pela demanda; (iv) responsável pela contratação; (v) hierarquicamente imediatamente superior ao responsável pela demanda; (vi) hierarquicamente imediatamente superior ao responsável pela contratação.

2.12.1 – O descumprimento da obrigação acima acarretará multa ou rescisão contratual.

2.13 – A CONTRATADA não poderá utilizar, na execução dos serviços, objeto deste Contrato, sob pena de multa ou rescisão contratual, profissional que seja cônjuge, companheiro(a) ou parente em linha reta ou colateral, por consanguinidade ou afinidade, até o terceiro grau de empregado da Petrobras detentor(a) de função de confiança: (i) que autorizou a contratação; (ii) que assinou o contrato; (iii) responsável pela demanda; (iv) responsável pela contratação; (v) hierarquicamente imediatamente superior ao responsável pela demanda; (vi) hierarquicamente imediatamente superior ao responsável pela contratação.

2.14 – Se o valor do Contrato atingir quantia igual ou superior ao equivalente a US$1,000,000 (um milhão de dólares), a CONTRATADA se compromete a:

2.14.1 – Atender às formalidades exigidas por agentes financeiros (Agências de Crédito à Exportação e Bancos Comerciais), quando da análise de condições para concessão de financiamento à PETROBRAS, podendo esses agentes financeiros ter acesso aos dados e informações do Contrato.

2.14.2 – Apresentar à PETROBRAS a relação de insumos importados ou planejados para serem importados ("Relação de Conteúdo Importado") para aplicação no objeto do Contrato, detalhando a descrição e o valor (ou percentual em relação ao valor global do contrato) correspondente aos bens e serviços importados.

2.14.2.1 – A Relação de Conteúdo Importado deverá ser apresentada conforme modelo do Anexo 8, contendo os insumos importados de valores mais significativos, que representem pelo menos 90% (noventa por cento) do valor do conteúdo importado (ou a ser importado) na execução do Contrato, tal como previsto e executado até a data da apresentação.

2.14.2.2 – A primeira Relação de Conteúdo Importado deve ser entregue em até 60 dias corridos contados da data de emissão da primeira Autorização de Serviço (AS) ou da assinatura do Contrato, quando não houver AS. A Relação de Conteúdo Importado deverá ser atualizada periodicamente a cada 06 meses e na data do término do prazo contratual.

2.14.2.3 – A Relação de Conteúdo Importado deverá ser entregue ainda que informe a inexistência de planejamento ou contratação de insumos importados.

2.15 – Quanto aos insumos adquiridos no exterior necessários à execução das atividades contratadas:

2.15.1 - A CONTRATADA se obriga a entregar, em até 5 (cinco) dias contados da celebração deste Contrato e quando solicitado pela PETROBRAS, a documentação, conforme discriminado no Anexo 8 deste Contrato, que comprove as obrigações assumidas pela CONTRATADA no exterior, em moeda estrangeira, referentes ao capital estrangeiro (incluindo insumos) necessárias à execução das atividades contratadas, sob pena de impossibilitar a conversão da moeda na data do fechamento da medição, sem prejuízo da aplicação da multa contratual prevista no item 8.3.4 deste Contrato.

2.15.2 - A CONTRATADA é a única e exclusiva responsável pelas informações constantes dos documentos apresentados para atendimento da disciplina prevista no item 2.15, estando a PETROBRAS isenta de qualquer responsabilidade advinda de questionamentos direcionados ao teor desses documentos.

CLÁUSULA TERCEIRA – OBRIGAÇÕES DA PETROBRAS

3.1 – Efetuar os pagamentos devidos à CONTRATADA pelos serviços prestados efetivamente medidos e faturados.

3.2 – Fornecer as especificações, instruções e indicar as localizações necessárias para a execução completa dos serviços, consoante o Memorial Descritivo - Anexo nº 1 deste Contrato.

3.2.1 – Obter as Licenças de sua responsabilidade, junto às repartições competentes, necessárias à execução dos serviços contratados.

3.3 – Informar à CONTRATADA as alterações de horários e rotinas de trabalho.

3.4 – Realizar a medição dos serviços executados, emitindo o respectivo Relatório de Medição - RM, conforme estipulado na CLÁUSULA DÉCIMA QUINTA – MEDIÇÃO e Anexo nº 3 - Critérios de Medição.

3.5 – Notificar, por escrito, a CONTRATADA, dos defeitos ou irregularidades verificados na execução dos serviços, fixando-lhe prazos para sua correção.

3.6 – Notificar, por escrito, a CONTRATADA, da aplicação de multas, da emissão de notas de débitos e da suspensão da prestação de serviços.

3.7– Na hipótese em que for necessária a realização de tratamento de dados pessoais de titulares vinculados à CONTRATADA em razão do presente Contrato, a PETROBRAS deverá adotar medidas de segurança (técnicas, jurídicas e administrativas), aptas a proteger os dados pessoais de acessos não autorizados ou de situações acidentais ou ilícitas de destruição, perda, alteração, comunicação ou qualquer forma de tratamento inadequado ou ilícito, observando-se os padrões mínimos definidos pela Autoridade Nacional de Proteção de Dados e em conformidade com o disposto na legislação de proteção de dados e privacidade e privacidade em vigor, especialmente a Lei nº 13.709/18, sem prejuízo do disposto na Cláusula Décima Quarta – Sigilo.

3.8 - Formular normas e padrões internos para que o uso da Solução Tecnológica se dê de forma segura e integrada com os demais sistemas e equipamentos já existentes no local onde ela irá interagir;

3.9 – Fornecer e transportar, quando for o caso, os materiais, os equipamentos e as ferramentas relacionadas no Memorial Descritivo - Anexo nº 1 deste Contrato.

3.10 – Fornecer gratuitamente as utilidades, conforme definido no Memorial Descritivo - Anexo nº 1 deste Contrato.

3.11 – Emitir a(s) Autorização(ões) de Serviço com todas as informações necessárias para sua execução.

CLÁUSULA QUARTA – PRAZO

4.1 – O prazo de vigência do presente Contrato é de 1080 (mil e oitenta) dias, contados da data de sua celebração.

4.1.1 – O prazo de execução do presente Contrato é de 1080 (mil e oitenta) dias contados a partir da data da celebração do contrato.

4.2 – Será suspensa a contagem dos prazos previstos na Cláusula Quarta- PRAZO quando houver paralisação dos serviços por causas que independam da vontade ou do controle da

CONTRATADA, verificados e aceitos pela Fiscalização.

4.3 – O término contratual não importará na ineficácia das cláusulas de Incidências Tributárias, Resolução de Disputas e Lei Aplicável, Propriedade de Resultados, Sigilo, Conformidade e dos itens 2.3.8 e 2.3.8.1, que permanecerão vigentes pelos prazos neles estabelecidos ou pelos prazos prescricionais legalmente previstos.

CLÁUSULA QUINTA – PREÇOS E VALOR

5.1 – O valor total estimado do contrato é de R$ 21.623.045,16 (vinte e um milhões, seiscentos e vinte e três mil e quarenta e cinco reais e dezesseis centavos), na modalidade de preço fixo, formado exclusivamente pelo somatório dos valores referentes aos itens de cronograma físico-financeiro disposto na Planilha de Preços Unitários (Anexo 2).

5.1.1 - O valor fixo, pago em [informar moeda], será utilizado para remunerar o cumprimento dos objetivos técnicos definidos no Memorial Descritivo deste contrato, de acordo com o desenvolvimento da Solução Tecnológica e segundo o cronograma físico-financeiro disposto na Planilha de Preços Unitários (Anexo 2), sendo parte integrante da respectiva quantia as seguintes parcelas: referente aos materiais e referente aos equipamentos utilizados na prestação dos serviços.

5.2 – Os valores a serem pagos pela PETROBRAS à CONTRATADA serão aqueles RESULTANTES DA APLICAÇÃO DOS PREÇOS UNITÁRIOS, CONSTANTES DA PLANILHA DE PREÇOS (ANEXO Nº 2 DESTE CONTRATO), SOBRE AS QUANTIDADES DE SERVIÇOS que forem efetivamente executados e aceitos pela Fiscalização.

5.2.1 – O valor previsto no item 5.1 é um valor estimado, que não obriga a PETROBRAS a solicitar à CONTRATADA serviços até aquele limite, nem a submete a requisitar volume mínimo de serviços.

5.3 – A CONTRATADA declara que nos preços propostos para a execução dos serviços, foram considerados todos os custos, insumos, despesas e demais obrigações legais para cumprir as disposições contratuais até o termo final deste Contrato, não cabendo reivindicações a título de revisão de preço, compensação ou reembolso, ressalvadas as hipóteses de reembolso previstas neste instrumento, bem como ressalvado o disposto na CLÁUSULA DÉCIMA TERCEIRA – INCIDÊNCIAS TRIBUTÁRIAS.

5.3.1 – Nos preços contratuais estão compreendidas todas as tarifas especificadas, preços públicos, supervisão, administração, tributos, emolumentos fiscais e todas as despesas que incidam direta ou indiretamente na prestação dos serviços, inclusive lucro, necessários à sua perfeita execução, até o término do Contrato, não cabendo, pois, quaisquer reivindicações de revisão de preços.

5.3.2 – Os custos referentes à mão-de-obra refletem os preços atualizados no mês da proposta, não cabendo qualquer reivindicação que tenha por base revisão salarial por conta de acordos, convenções ou dissídios ocorridos até o termo final do Contrato.

CLÁUSULA SEXTA – FORMA DE PAGAMENTO

6.1 – Os pagamentos devidos serão efetuados pela PETROBRAS, em Reais, por meio de crédito em conta corrente, mediante qualquer meio de transferência bancária, a critério da PETROBRAS. O vencimento se dará na quinta-feira posterior ao 90º (nonagésimo) dia corrido, contado da data final da medição do evento, desde que a CONTRATADA efetue o protocolo completo dos documentos de cobrança (recibo, nota fiscal ou fatura que contenha indicação expressa do estabelecimento da PETROBRAS tomador dos serviços) indispensáveis à regularidade do pagamento, no local e na forma indicados pela PETROBRAS.

6.1.1 – A apresentação dos documentos de cobrança para a PETROBRAS (protocolo) deve ser realizada até o 7º (sétimo) dia após a medição do evento, ressalvado o disposto no item 6.1.2.

6.1.2 - Quando o 7º (sétimo) dia mencionado no item 6.1.1 for igual ou superior ao dia 25 do mês corrente, a PETROBRAS deverá entregar à CONTRATADA o Relatório de Medição (RM) no 1º (primeiro) dia útil do mês subsequente ao da medição do evento. Neste caso, a CONTRATADA deverá efetuar o protocolo até o 4º (quarto) dia do mês subsequente ao da medição do evento, dos documentos de cobrança (recibo, nota fiscal ou fatura que contenha indicação expressa do estabelecimento da PETROBRAS tomador dos serviços) indispensáveis à regularidade do pagamento.

6.1.3 – Quando a data de vencimento coincidir com feriado bancário na cidade do Rio de Janeiro-RJ o pagamento se dará no primeiro dia útil posterior.

6.1.4 – Caso a CONTRATADA necessite alterar sua conta corrente única cadastrada na PETROBRAS, deverá solicitar tal alteração através de canal eletrônico disponibilizado pela PETROBRAS ou, em caso de indisponibilidade do canal eletrônico, emitir comunicação formal à PETROBRAS com prazo de 30 dias de antecedência em relação ao primeiro pagamento a ser efetuado nessa nova conta única.

6.1.5 – Os documentos de cobrança deverão ser emitidos sem rasuras, contendo, obrigatoriamente, as seguintes informações:

- CNPJ da Contratada conforme estabelecimento(s) indicado(s) no contrato;
- Local e data de sua emissão e número do documento de cobrança;
- O número do contrato (ICJ);
- O número do Relatório de Medição e período de medição;
- Valor bruto do documento de cobrança, numericamente e por extenso;
- O(s) item(itens) da legislação tributária do município competente correspondente ao item da lista anexa à Lei Complementar nº 116/2003 indicado(s) na Planilha de Preços – Anexo nº 2;
- Outras informações conforme exigência imposta pela legislação municipal competente.

6.2 – A apresentação do documento de cobrança fora do prazo previsto no item 6.1.1 ou em desconformidade com as demais disposições desta cláusula poderá implicar em sua rejeição e no direito de a PETROBRAS se ressarcir, preferencialmente, mediante desconto do valor a ser pago a CONTRATADA, por qualquer penalidade tributária incidente pelo atraso ou pela realização incompleta do protocolo dos documentos de cobrança.

6.2.1 – Se a Contratada emitir, para fins de cobrança, documento fiscal em desacordo com a legislação tributária municipal, bem como em desacordo com o disposto nesse Contrato, incidirá o item 6.2 e a Contratada deverá proceder com as ações administrativas junto ao Fisco Municipal para o cancelamento do documento desconforme, nos termos da legislação incidente, sob pena

de aplicação das penalidades cabíveis. Nesta hipótese, a Contratada se submeterá à multa prevista no item 8.5.6 da CLÁUSULA OITAVA – MULTAS CONTRATUAIS e deverá ressarcir a PETROBRAS por outros valores pagos e/ou custos incorridos em razão de eventual autuação fiscal que venha a sofrer em decorrência da irregularidade.

6.3 – Nenhum faturamento da CONTRATADA será processado sem que tenha sido previamente emitido o respectivo Relatório de Medição.

6.4 – Não há remuneração pelo transcurso de prazo necessário ao pagamento das faturas.

6.5 – Fica assegurado à PETROBRAS o direito de deduzir do pagamento devido à CONTRATADA, por força deste Contrato ou de outro contrato mantido com a PETROBRAS, comunicando-lhe, em qualquer hipótese, a decisão, por escrito, importâncias correspondentes a:

6.5.1 – Todos os débitos a que tiver dado causa, notadamente multas de qualquer espécie e os decorrentes de obrigações tributárias, previdenciárias e trabalhistas, acrescidos de consectários;

6.5.2 – Despesas relativas à correção de falhas;

6.5.3 – Insumos de sua responsabilidade não fornecidos;

6.5.4 – Utilização de materiais ou equipamentos da PETROBRAS cujo fornecimento seja obrigação da CONTRATADA.

6.5.5 – Valores relativos ao cumprimento, pela PETROBRAS, de qualquer ordem de bloqueio judicial ou administrativo referente a obrigações e/ou débitos da CONTRATADA, reajustados com base na taxa SELIC, considerando o período compreendido entre a data do desembolso efetuado pela PETROBRAS e a data em que ocorrer a compensação resultante da dedução.

6.5.6 - Pagamentos efetuados a maior ou em duplicidade.

6.6 – Caso a PETROBRAS realize deduções nos pagamentos à CONTRATADA que, posteriormente, verifiquem-se incorretas ou em desacordo com o determinado neste Contrato, os valores incorretamente deduzidos deverão ser devolvidos 30 dias a partir notificação enviada pela CONTRATADA e aceita pela PETROBRAS ou após identificada a incorreção pela PETROBRAS, atualizados exclusivamente com base na Taxa SELIC, considerando o período compreendido entre o dia da dedução realizada e o dia anterior ao do aceite pela CONTRATADA dos valores a serem devolvidos.

6.7 - Eventuais pagamentos efetuados a maior ou a menor pela PETROBRAS serão, respectivamente, devolvidos pela CONTRATADA em 30 dias após notificação emitida pela PETROBRAS ou pagos pela PETROBRAS em 30 dias após notificação emitida o aceite pela CONTRATADA e aceita pela PETROBRAS ou após identificada a incorreção pela PETROBRAS.

CLÁUSULA SÉTIMA – REAJUSTAMENTO DE PREÇOS

7.1 – Os preços contratuais estão referidos a SETEMBRO/2022, mês de apresentação da

proposta da CONTRATADA, e serão reajustados anualmente, a partir daquele mês, para mais ou para menos, em consequência da variação dos elementos que compõem a fórmula de reajustamento abaixo:

$$PCR = PCI\left[0{,}10\left(\frac{INS}{INS_0}\right) + 0{,}650\left(\frac{IPAMQ}{IPAMQ_0}\right) + 0{,}25\left(\frac{IPM}{IPM_0}\right)\right]$$

Onde:

PCR = Preço contratual reajustado;

PCI = Preço contratual inicial, vigente no mês da proposta da CONTRATADA;

INS e INSo = Valor definitivo do Índice Nacional de Preços ao Consumidor – INPC, código A1004964, divulgado mensalmente pelo Instituto Brasileiro de Geografia e Estatística – IBGE, referente ao mês em que for devido o reajustamento e ao mês da apresentação da proposta da CONTRATADA, respectivamente;

IPAMQ e IPAMQo = Valor definitivo do índice IPA-EP-DI – Bens Finais – Bens de Investimento – Máquinas, aparelhos e equipamentos, código A1416650, publicado mensalmente pela Fundação Getúlio Vargas – FGV, referente ao mês em que for devido o reajustamento e ao mês da apresentação da proposta da CONTRATADA, respectivamente;

IPM e IPMo = Valor definitivo do Índice Geral de Preços de Mercado – IGP-M, código A0200045, publicado mensalmente pela fundação Getúlio Vargas – FGV, referente ao mês em que for devido o reajustamento e ao mês da apresentação da proposta da CONTRATADA, respectivamente;

7.1.1 – A parcela atrelada a USD (Dólar Americano) elencada no item 5.1.2 será fixa e irreajustável durante todo o período contratual, sendo pago em moeda convertida na forma do item 6.2.1.

7.1.1.1 – Caso a CONTRATADA não cumpra o previsto no item 2.15, o valor devido será reajustado na forma do item 7.1 após realizada a conversão de que trata o item 5.1.2.2, respeitada a periodicidade prevista no item 7.1.

7.2 – A PETROBRAS realizará o cálculo dos reajustamentos, expressando o seu resultado no Relatório de Medição (RM) ou em documento equivalente, para fins de cobrança.

7.3 – Havendo atraso na divulgação dos índices, será (ão) utilizado(s), a título provisório, o(s) fator(es) de reajustamento calculado(s) até o mês anterior, sendo que, nesta hipótese, as eventuais diferenças para mais ou para menos, em qualquer caso, serão pagas ou compensadas por ocasião do pagamento do documento de cobrança seguinte, quando existente, ou pelo meio adequado à satisfação desse crédito/débito.

7.3.1 – O pagamento de eventual complemento de reajuste, em caso de indisponibilidade de índices por ocasião da emissão do RM, será efetuado juntamente com o pagamento do principal, desde que, de igual forma, tenha a CONTRATADA apresentado a documentação contábil no prazo de até 02 (dois) dias úteis da data de emissão do Boletim de Complemento.

7.4 – O fator final de reajustamento deverá ser aplicado com 04 (quatro) casas decimais, sem

arredondamento.

CLÁUSULA OITAVA – MULTAS CONTRATUAIS

8.1 – Sempre após notificação escrita, com exceção do item 8.1.3, e sem prejuízo da faculdade de rescindir este Contrato, a PETROBRAS, observado o disposto no item 8.9, poderá aplicar à CONTRATADA as seguintes multas, desde que o inadimplemento não seja diretamente causado pelo risco tecnológico inerente à encomenda tecnológica, nos termos do Direito Privado:

8.1.1 – Pelo atraso no cumprimento de exigência contratual ou solicitação da Fiscalização: 0,001% ao dia sobre o Valor Total do Contrato.

8.1.2 – Pelo não atendimento ao item 2.3.2 deste Contrato: 1% (um por cento) sobre o Valor do Contrato, por cada ocorrência e por dia.

8.1.3 – Pela não apresentação da documentação comprobatória do adimplemento de suas obrigações trabalhistas, contribuições previdenciárias e depósitos do FGTS de que tratam os itens 2.3.6 e 2.3.7 deste Contrato ou sua apresentação desconforme, independentemente de notificação: 0,10% (dez centésimos por cento) sobre o valor da fatura referente ao mês do inadimplemento, por dia.

8.1.4 – Pelo descumprimento de qualquer obrigação prevista no item 2.8 deste Contrato: 0,10% (dez centésimos por cento) sobre o Valor Total do Contrato, a cada ocorrência, por dia de descumprimento, contado da data em que se iniciou o descumprimento.

8.1.5 – Pelo descumprimento do disposto no Anexo de SMS: 0,10% (dez centésimos por cento) sobre o Valor Total do Contrato, a cada ocorrência, por dia de descumprimento, contado da data em que se iniciou o descumprimento.

8.2 – Observado o disposto no item 8.1, a PETROBRAS poderá aplicar à CONTRATADA as seguintes multas moratórias, com base no direito privado, estando configurada a mora a partir do recebimento da notificação de constituição em mora, desde que o inadimplemento não seja diretamente causado pelo risco tecnológico inerente à encomenda tecnológica:

8.2.1 – Pelo descumprimento de qualquer obrigação prevista no item 2.7 deste Contrato: 0,10% (dez centésimos por cento) sobre o Valor da fatura referente ao mês do inadimplemento, por dia.

8.3 – Em caso de reincidência em qualquer das hipóteses de aplicação de multa moratória previstas neste Contrato, caracterizada por novo descumprimento da mesma obrigação que tenha gerado a aplicação da multa após a cessação da aplicação da multa anterior, a CONTRATADA estará sujeita à majoração do valor da multa em 0,10% (dez centésimos por cento) a cada nova inadimplência.

8.4 - O pagamento da multa não exime a CONTRATADA de identificar e tratar os seus desvios.

8.5 – A PETROBRAS poderá aplicar à CONTRATADA as seguintes multas compensatórias, com base no direito privado:

8.5.1 – Pela não emissão da Comunicação de Acidente de Trabalho – CAT, nas condições e nos prazos legais, em caso de acidente de trabalho ocorrido nas dependências da PETROBRAS, com seus empregados vinculados à execução deste Contrato: R$ 1.200,00 (mil e duzentos reais), por cada ocorrência.

8.5.2 – Pelo descumprimento da obrigação contida no item 2.6.1: 10% (dez por cento) sobre o Valor do Contrato, por cada ocorrência.

8.5.3 – Pelo descumprimento da obrigação contida no item 2.6.2: 10% (dez por cento) sobre o valor do Contrato, por cada ocorrência.

8.5.4 – Pelo descumprimento da obrigação contida no item 2.6.3: 10% (dez por cento) sobre o valor do Contrato, por cada ocorrência.

8.5.5 – Pela subcontratação ou cessão em desconformidade com o disposto neste Contrato 5% (cinco por cento) incidentes sobre o Valor deste Contrato.

8.5.6 – Pela emissão de documento fiscal em desacordo com a legislação tributária ou com este Contrato, que resulte em lançamento fiscal contra a PETROBRAS: o valor do lançamento fiscal, com todos os seus consectários legais, limitado a 1 % (um por cento) do Valor Total do Contrato.

8.6 – O montante correspondente à soma dos valores básicos das multas moratórias será limitado a 10% (DEZ POR CENTO) do valor do Contrato.

8.7 – Sempre após notificação escrita, sem prejuízo da faculdade de rescindir o presente Contrato, observado o disposto no item 8.5, a PETROBRAS poderá aplicar à CONTRATADA as seguintes multas compensatórias, desde que o inadimplemento não seja diretamente causado pelo risco tecnológico inerente à encomenda tecnológica, nos termos do Direito Privado, respondendo ainda a CONTRATADA por qualquer indenização suplementar no montante equivalente ao prejuízo excedente que causar, na forma do Parágrafo Único, do artigo 416, do Código Civil, nos termos previstos na Clausula de Alocação de Responsabilidade das Partes:

8.7.1 – Pelo descumprimento total do objeto contratual: 10% (dez por cento) do valor do Contrato.

8.7.1.1 — Será considerada como inexecução total do Contrato a falta da entrega da Solução Tecnológica, exceto se tiver sido demonstrada a impossibilidade ou inviabilidade técnica de desenvolvê-la, observado o disposto no item 11.6

8.7.2 – Pelo descumprimento, cumprimento irregular ou defeituoso de parte do objeto contratual: 1% (UM POR CENTO) do valor do Contrato.

8.7.3 – Pelo descumprimento, ou cumprimento irregular ou defeituoso, da legislação tributária ou deste Contrato relativa à emissão de nota fiscal/fatura que resulte em lançamento fiscal contra a PETROBRAS pelo fisco: o valor do lançamento fiscal, com todos os seus consectários legais.

8.7.4 - Caso seja imposta penalidade à PETROBRAS, em decorrência de incorreções no teor dos documentos citados no item 2.13 e subitens deste Contrato: ressarcimento integral do valor da penalidade paga pela Petrobras, devidamente corrigido até o efetivo pagamento acrescido de 20% sobre esse valor.

8.8 – As penalidades estipuladas neste Contrato não excluem outras, previstas na legislação, não se exonerando a CONTRATADA de suas responsabilidades por perdas e danos causados à PETROBRAS em decorrência do inadimplemento das obrigações contratuais.

8.9 – Quando a CONTRATADA for notificada de conduta passível de aplicação de multa, ser-lhe-á garantido prazo de 10 (dez) dias úteis para defesa.

CLÁUSULA NONA – FISCALIZAÇÃO

9.1 – A Fiscalização será exercida por preposto da PETROBRAS encarregado de verificar o cumprimento das obrigações da CONTRATADA, visando assegurar que os serviços sejam executados atendendo ao estipulado neste Contrato, podendo, inclusive:

9.1.1 – Transmitir as instruções e determinações da PETROBRAS à CONTRATADA.

9.1.2 – Sustar ou recusar qualquer serviço ou parcela executada em desacordo com este Contrato ou capaz de comprometer a segurança de pessoas e bens da PETROBRAS ou de terceiros.

9.1.3 – Acompanhar a execução deste Contrato, podendo solicitar informações e esclarecimentos a respeito dos serviços, equipamentos e materiais a eles relacionados.

9.2 – Cabe às PARTES registrar no Relatório de Ocorrências (RO) ou Livro de Ocorrências, as ordens de serviço, as reclamações, impugnações, irregularidades, falhas e outros registros quanto a fatos que sejam considerados relevantes pela Fiscalização.

9.2.1. O Relatório de Ocorrências poderá ser:

a) físico, emitido em duas vias, sendo a primeira para uso da PETROBRAS e a segunda para uso da CONTRATADA. As duas vias devem ser assinadas pelo representante da CONTRATADA e pela Fiscalização da PETROBRAS e mantidas no local da prestação do serviço.

b) eletrônico, cabendo à PETROBRAS definir os sistemas e/ou os endereços eletrônicos em que receberá as anotações pertinentes. As PARTES deverão registrar o seu "de acordo" no Relatório de Ocorrências, responsabilizando-se por seu recebimento e pela observância dos marcos temporais acordados para a manifestação de concordância, não sendo aceitas alegações de não recebimento, qualquer que seja o fundamento ou a justificativa.

9.2.2. A PETROBRAS informará à CONTRATADA, antes do início da execução dos serviços, o formato, modelo e periodicidade do Relatório de Ocorrências.

9.3 – A ação ou omissão, total ou parcial, da Fiscalização não exime a CONTRATADA da total

responsabilidade pela execução dos serviços contratados.

9.4 – Na vigência do prazo contratual, a PETROBRAS avaliará o desempenho da CONTRATADA quanto aos materiais, equipamentos, máquinas, veículos, ferramentas e instalações, sua qualidade e eficácia, e recursos humanos empregados na execução dos serviços. Os resultados dessas avaliações serão comunicados ao longo da execução contratual e consolidados no respectivo atestado ao final do Contrato, e comunicados à CONTRATADA quando solicitados.

9.5 – Quando atendidos os termos deste Contrato, o exercício da Fiscalização, pela PETROBRAS, não importará em abuso de direito.

9.6 - A PETROBRAS deverá designar gestores e fiscais para acompanhamento e fiscalização do contrato.

CLÁUSULA DÉCIMA – ACEITAÇÃO

10.1 – A aceitação definitiva dos serviços se dará na sua conclusão e após a assinatura, pelas partes, do Termo de Recebimento Definitivo (TRD).

10.2 – Antes da assinatura do TRD, a CONTRATADA deve solucionar todas as pendências identificadas pela Fiscalização, sem ônus para a PETROBRAS.

10.3 – Poderão ser lavrados e assinados pelas partes Termos de Recebimento Parcial, quando o todo ou uma parte bem definida dos serviços estiver concluído e já realizada a respectiva medição.

10.4 – Os serviços registrados no documento de medição serão considerados como provisoriamente aceitos apenas para efeito de pagamento parcial.

10.5 – A assinatura do TRD não exime a CONTRATADA das responsabilidades que lhe são cometidas pela legislação em vigor e por este Contrato, nem exclui as garantias legais e contratuais, as quais podem ser argüidas pela PETROBRAS, dentro dos prazos de garantia e responsabilidade previstos em lei, se outro prazo não for estipulado neste Contrato.

CLÁUSULA DÉCIMA PRIMEIRA – RESCISÃO

11.1 – A PETROBRAS poderá rescindir este Contrato, sem que caiba à CONTRATADA direito de indenização e retenção dos serviços, nas hipóteses abaixo:

11.1.1 – Descumprimento ou cumprimento irregular de cláusulas contratuais, especificações, projetos ou prazos.

11.1.2 – Lentidão no seu cumprimento, levando a PETROBRAS a presumir a impossibilidade de conclusão dos serviços nos prazos estipulados.

11.1.3 – Atraso injustificado no início dos serviços.

11.1.4 – Paralisação dos serviços sem justa causa e prévia comunicação à PETROBRAS.

11.1.5 – Cessão ou subcontratação, total ou parcial do seu objeto, sem a prévia e expressa anuência da PETROBRAS.

11.1.6 – Cessão ou dação em garantia dos créditos deste CONTRATO, total ou parcialmente, sem prévia e expressa anuência da PETROBRAS.

11.1.7 – Associação, fusão, cisão ou incorporação da CONTRATADA sem prévia comunicação à PETROBRAS.

11.1.8 – Desatendimento das determinações regulares do preposto da PETROBRAS designado para acompanhar e fiscalizar sua execução, assim como as de seus superiores.

11.1.9 – Cometimento reiterado de faltas na sua execução, anotadas em registro próprio, desde que atingido o limite estabelecido no item 8.2 para a soma dos valores das multas aplicadas.

11.1.10 – Decretação da falência, dissolução, alteração social ou modificação da finalidade ou da estrutura da empresa, que, a juízo da PETROBRAS, prejudique a execução da obra ou serviço.

11.1.11 – Não prestação de caução suficiente para garantir o cumprimento das obrigações contratuais, a critério da PETROBRAS, nos casos de homologação de plano de recuperação extrajudicial ou deferimento de recuperação judicial.

11.1.12 – Suspensão dos serviços por determinação de autoridades competentes, motivada pela CONTRATADA, a qual responderá por eventual aumento de custos daí decorrentes e por perdas e danos que a PETROBRAS, como conseqüência, vier a sofrer.

11.1.13 – Não apresentação, pela CONTRATADA de comprovação de adimplemento das obrigações trabalhistas, contribuições previdenciárias e sociais e depósitos do FGTS, para com seus empregados, na forma e periodicidade previstas no Contrato, sem prejuízo da respectiva multa.

11.2 – Havendo causa para rescisão do Contrato por culpa da CONTRATADA, esta responderá na forma legal e contratual pela infração ou execução inadequada que tenha dado causa a rescisão, obrigando-se a reparar as perdas e danos que advierem da rescisão, limitados a 100% (cem por cento) do valor do Contrato reajustado, incluindo eventuais reajustes e quaisquer aditivos.

11.3 – A rescisão acarretará a(s) seguinte(s) consequência(s) imediata(s) para fins indenizatórios:

11.3.1 – Retenção dos créditos decorrentes do Contrato, até o limite dos prejuízos causados à PETROBRAS.

11.4 – Sem prejuízo das penalidades previstas no presente Contrato, a PETROBRAS poderá suspender a sua execução – até que a CONTRATADA cumpra integralmente a condição contratual infringida – executar ou mandar executar a obrigação por terceiro a condição contratual infringida, à custa da CONTRATADA, comunicando-lhe a decisão.

11.5 – A CONTRATADA poderá rescindir este Contrato nos casos de:

11.5.1 – Suspensão de sua execução, por ordem escrita da PETROBRAS, por prazo superior a 120 (cento e vinte) dias, salvo em caso de calamidade pública, grave perturbação da ordem interna ou guerra.

11.5.2 – Atraso superior a 90 (noventa) dias nos pagamentos devidos pela PETROBRAS, salvo em caso de calamidade pública, grave perturbação da ordem interna ou guerra.

11.5.3 – Não liberação, por culpa da PETROBRAS, de área, local ou equipamento para execução de serviços, nos termos e prazos contratuais.

11.6 - O desenvolvimento da Solução Tecnológica será interrompido a qualquer momento, sem que caiba à CONTRATADA direito de indenização e retenção dos serviços, se for verificada a inviabilidade técnica e/ou econômica de seu prosseguimento, hipótese em que este contrato será terminado mediante:

11.6.1 – resilição unilateral, por meio notificação da PETROBRAS; ou

11.6.2 – Distrato, por acordo entre as partes.

11.7 — A inviabilidade referida no item 11.6 deverá ser documentada por meio de avaliação técnica e/ou econômica, da qual deverá haver relatório por escrito.

11.8 –Ocorrida a hipótese prevista no item 11.6, A CONTRATADA deverá restituir os valores recebidos pela PETROBRAS que não tiverem sido comprovadamente empregados na execução deste Contrato.

11.9 – Em qualquer hipótese de rescisão contratual, a CONTRATADA receberá os valores devidos e não pagos pela PETROBRAS, pelos serviços executados ou em execução até a data da efetiva rescisão, caso não haja necessidade de qualquer desconto ou retenção, nos termos do Contrato.

CLÁUSULA DÉCIMA SEGUNDA – CESSÃO

12.1 – A CONTRATADA não poderá ceder, no todo ou em parte, os direitos e obrigações decorrentes do presente Contrato, salvo com autorização prévia e por escrito da PETROBRAS.

12.1.1 – A CONTRATADA será solidariamente responsável com a cessionária por todas as obrigações contratuais cedidas.

12.2 – A CONTRATADA não poderá ceder ou dar em garantia, a qualquer título, no todo ou em parte, os créditos de qualquer natureza, decorrentes ou oriundos deste Contrato, salvo com autorização prévia e por escrito da PETROBRAS.

12.2.1 – Nos casos de cessão ou cessão fiduciária, em garantia, de direitos creditórios junto a agentes financeiros via Programa Progredir e Programa Mais Valor (Programas instituídos pela PETROBRAS para viabilizar a contratação, por fornecedores da PETROBRAS junto a agentes financeiros participantes, de operações financeiras envolvendo recebíveis de contratos de fornecimento de bens e/ou serviços e faturas), a autorização prévia da PETROBRAS se dará por meio eletrônico, na plataforma do Programa.

12.3 – A ocorrência dos casos previstos nos itens 12.1 e 12.2, mesmo que devidamente autorizados pela PETROBRAS, não exime a CONTRATADA de quaisquer de suas responsabilidades contratuais.

12.4 – A PETROBRAS poderá ceder o presente Contrato, total ou parcialmente, mediante anuência da CONTRATADA, dispensada esta nos casos em que a CESSIONÁRIA seja empresa sob controle ou com participação acionária da PETROBRAS ou consórcio de que a PETROBRAS faça parte na condição de operadora ou não operadora.

CLÁUSULA DÉCIMA TERCEIRA – INCIDÊNCIAS TRIBUTÁRIAS

13.1 – Os tributos de qualquer natureza, que sejam devidos em decorrência direta deste Contrato ou de sua execução, são de exclusiva responsabilidade do contribuinte assim definido na norma tributária, sem direito a reembolso.

13.1.1 – Não se entendem como tributos devidos em decorrência direta deste Contrato aqueles cujo ônus econômico deve ser suportado pela CONTRATADA, tais como: IRPJ, CSLL, IOF, contribuições previdenciárias sobre folha de pagamentos, dentre outros.

13.1.2 – A CONTRATADA declara haver levado em conta, na apresentação de sua proposta, os tributos incidentes sobre a execução dos serviços, não cabendo qualquer reivindicação fundada em erro nessa avaliação, para efeito de solicitar revisão de preço ou reembolso por recolhimentos determinados pela autoridade competente.

13.1.3 – A CONTRATADA se compromete a reduzir o preço contratual em virtude do acréscimo indevido de valores correspondentes a tributos de qualquer natureza, de não aproveitamento de benefícios fiscais, de não realização de deduções ou de não aproveitamento de créditos autorizados por lei, com a consequente restituição ou compensação à PETROBRAS dos valores porventura pagos à CONTRATADA, atualizados exclusivamente com base na Taxa SELIC, considerando o período compreendido entre o dia do pagamento efetuado à CONTRATADA e o dia anterior ao da restituição ou compensação de que trata esta Cláusula.]

13.2 – A PETROBRAS, quando fonte retentora, irá descontar e recolher dos pagamentos que efetuar, nos prazos da legislação, os tributos a que esteja obrigada pela legislação vigente, não tendo a CONTRATADA direito à majoração da base de cálculo nem à revisão mencionada no item 13.3.

13.2.1 – A CONTRATADA fornecerá previamente todos os documentos necessários para a eventual redução ou eliminação da retenção a ser efetuada pela PETROBRAS, sem necessidade de notificação ou aviso prévio.

13.3 – Se após a data da apresentação da proposta ocorrer a criação de novos tributos, a alteração de alíquotas e/ou alteração de base de cálculo, ou ainda a extinção de tributos existentes, a instituição de incentivos fiscais de qualquer natureza e/ou a isenção ou redução de tributos, que, de forma direta, venham a majorar ou reduzir, comprovadamente, o ônus da CONTRATADA, o preço será revisto proporcionalmente à majoração ou redução ocorrida, compensando-se, na primeira oportunidade, a diferença decorrente das respectivas alterações.

13.3.1 – A revisão prevista no item 13.3, para majorar o preço contratual, somente ocorrerá se o aumento da carga tributária não for resultante de decisão da CONTRATADA, tais como a modificação do estabelecimento prestador dos serviços, a adesão a sistema simplificado de tributação, entre outros, ou ainda de mera circunstância econômica, como o enquadramento em nível de tributação superior em função do crescimento da receita, já existente quando da apresentação da proposta.

13.3.2 – A CONTRATADA fornecerá todos os documentos necessários para evitar os ônus decorrentes da responsabilidade solidária da PETROBRAS, prevista em lei, inclusive os relativos a suas empresas subcontratadas, sem necessidade de notificação ou aviso prévio, sob pena de sofrer a compensação, na primeira oportunidade, do valor dos tributos em relação aos quais se aplicam a responsabilidade solidária prevista na legislação.

13.4 – O preço contratual será imediatamente ajustado, com vistas a expurgar o valor do tributo indevido, nos casos em que qualquer tributo que o componha deixar de ser devido, total ou parcialmente, em razão de: (i) ato declaratório do Procurador Geral de Fazenda Nacional, aprovado pelo Ministro de Estado de Fazenda, autorizando a não interposição de recurso ou a desistência de recurso interposto pela União; (ii) súmula vinculante; (iii) decisão definitiva do Supremo Tribunal Federal, pela via da Ação Direta de Inconstitucionalidade (ADI) ou Ação Declaratória de Constitucionalidade (ADC); (iv) suspensão de execução da norma pelo Senado Federal ou (v) habilitação ou enquadramento em regime de incentivo fiscal.

13.5 – A CONTRATADA se obriga a emitir documentos de cobrança em conformidade com a legislação tributária incidente e as estipulações deste CONTRATO.

13.5.1 – Se, durante ou após a execução do contrato, as autoridades fiscais ou a PETROBRAS constatarem que a CONTRATADA apresentou documento fiscal em desacordo com a legislação tributária incidente ou com este Contrato, a CONTRATADA deverá apresentar documento substitutivo, em consonância com aquela legislação, e proceder com as ações administrativas junto ao Fisco para cancelamento do documento rejeitado, nos termos da legislação pertinente, sob pena de aplicação das sanções contratuais cabíveis.

13.5.2 – Caso advenha lançamento fiscal contra a PETROBRAS, em virtude do descumprimento da obrigação do item 13.7, a qualquer tempo, a CONTRATADA ressarcirá os prejuízos causados à PETROBRAS, com o consequente reembolso ou compensação dos valores porventura pagos ou depositados para garantia em processo judicial, no momento em que efetuar o pagamento ou realizar o depósito judicial, acrescido dos custos despendidos pela PETROBRAS em sua eventual defesa, em sede administrativa e/ou judicial, na forma dos itens 2.3.8 e 2.3.8.1.

13.5.2.1 – Do valor apurado à luz do item 13.5.2 será abatido o valor da multa objeto do item 8.5.7 da Cláusula Oitava – Multas.

13.5.3 - A CONTRATADA assume desde logo responsabilidade integral por quaisquer ônus que venham a ser impostos à PETROBRAS em virtude de documento fiscal que venha a emitir em desacordo com a legislação aplicável.

CLÁUSULA DÉCIMA QUARTA – SIGILO

14.1 – A PETROBRAS e a CONTRATADA se obrigam, pelo prazo de 20 (vinte) anos, a manter sob sigilo todas as informações ou dados confidenciais que lhes forem transmitidos ou a que

tiverem acesso em razão da execução do objeto contratual, ressalvada a hipótese descrita no item 14.1.2.

14.1.1 – São consideradas confidenciais informações ou dados armazenados a que a PETROBRAS e a CONTRATADA tenham acesso, e também aqueles transmitidos oralmente, por escrito ou eletronicamente, em razão da execução deste Contrato, independentemente de expressa menção a sua confidencialidade.

14.1.2 – O prazo previsto no item 14.1 não se aplica às informações e aos dados relativos ao segredo de negócio (know how, trade secret), à estratégia comercial e a tudo que represente diferencial competitivo para a PETROBRAS, que deverão ser mantidos sob sigilo, pela CONTRATADA, por prazo indeterminado, salvo autorização expressa da PETROBRAS.

14.1.3 – A PETROBRAS e a CONTRATADA, para fins de sigilo, obrigam-se por seus administradores, empregados, prepostos, a qualquer título, sucessores e comissários.

14.1.4 – Quaisquer informações obtidas pela CONTRATADA durante a execução contratual, nas dependências da PETROBRAS ou dela originárias, que não tenham relação direta com o objeto deste Contrato, devem ser mantidas em sigilo nos termos e prazos desta Cláusula.

14.2 – O descumprimento da obrigação de sigilo, revelando informações e dados confidenciais ou facilitando sua revelação, importará em:

a) rescisão contratual, se vigente o Contrato;

b) em qualquer hipótese, na responsabilidade por perdas e danos, não se aplicando, nesse caso, eventual limite de valor, se previsto na CLÁUSULA DÉCIMA SÉTIMA – ALOCAÇÃO DE RESPONSABILIDADE DAS PARTES;

c) adoção das medidas judiciais cabíveis por força da Lei nº 9.279/96 e legislação aplicável.

d) aplicação de multa compensatória no montante de 10% (dez por cento) do valor contratual, independentemente da indenização que trata a alínea “b”, deste item 14.2, se vigente o Contrato.

14.2.1 – O descumprimento, pela CONTRATADA, da obrigação de sigilo prevista neste item caracteriza irregularidade grave, estando a CONTRATADA sujeita à aplicação de Sanções Administrativas.

14.3 – Só configuram exceção à obrigatoriedade de sigilo e confidencialidade as seguintes hipóteses:

a) informação comprovadamente conhecida antes das tratativas de contratação, tanto diretas quanto por meio de procedimento licitatório;

b) prévia e expressa anuência da titular das informações, mediante autorização da maior autoridade do órgão responsável pelo Contrato, quanto à liberação da obrigação de sigilo e confidencialidade;

c) informação comprovadamente conhecida por outra fonte, de forma legal e legítima, independentemente do presente Contrato;

d) determinação judicial e/ou administrativa para conhecimento das informações, desde que notificada imediatamente a respectiva titular, previamente à liberação, e sendo requerido segredo de justiça no seu trato judicial e/ou administrativo.

14.4 – Toda divulgação sobre qualquer informação ou dado relacionados ao presente Contrato dependerá de prévia autorização da PETROBRAS, ressalvada a mera notícia de sua existência.

CLÁUSULA DÉCIMA QUINTA – MEDIÇÃO

15.1 – A PETROBRAS procederá à medição dos serviços executados por evento, reunindo os resultados encontrados em Relatório de Medição (RM). O RM será enviado à CONTRATADA até o 3º (terceiro) dia útil seguinte ao da medição, para fins de apresentação dos documentos de cobrança. Quando o 7º (sétimo) dia útil contado da medição do evento for superior ao dia 25 do mês corrente, o Relatório de Medição (RM) será enviado à CONTRATADA no 1º (primeiro) dia útil do mês subsequente ao da medição do evento, para fins de apresentação dos documentos de cobrança.

15.1.1 – Os serviços serão medidos na data de verificação do cumprimento dos eventos conforme descrito no Memorial Descritivo – ANEXO 1.

15.1.2 – O RM referente à última medição ficará retido até que a CONTRATADA envie à PETROBRAS os comprovantes de pagamento das verbas rescisórias dos empregados dispensados e uma declaração formal da continuidade dos contratos de trabalhos remanescentes.

15.1.3 – Os serviços registrados no Relatório de Medição (RM) são considerados aceitos, provisoriamente, e reconhecidos em condições de ser faturados pela CONTRATADA podendo a PETROBRAS rejeitá-los posteriormente e obrigar a CONTRATADA a refazê-los.

15.1.4 – Nos Relatórios de Medição (RM) serão destacadas, pela PETROBRAS, as parcelas relativas aos valores básicos e aos complementos, se previstos no presente Contrato.

15.2 – Ao receber o RM, independente do prazo para faturamento previsto no item 6.1, a CONTRATADA poderá oferecer, no prazo preclusivo de 5 (cinco) dias úteis as impugnações que julgar necessárias, as quais serão submetidas à apreciação e julgamento da PETROBRAS.

15.3 – A falta de impugnação, pela CONTRATADA, no prazo definido no item 15.2, implicará o reconhecimento da exatidão do Relatório de Medição (RM) e/ou do Boletim de Complemento (BC).

CLÁUSULA DÉCIMA SEXTA – CASO FORTUITO E FORÇA MAIOR

16.1 –As partes não responderão por prejuízos resultantes de caso fortuito ou força maior, nos termos do Artigo 393, do Código Civil.

16.2 – O período de interrupção dos serviços decorrentes de eventos caracterizados como caso fortuito ou força maior, desde que verificados e aceitos pela Fiscalização, acarretará a suspensão

da contagem do prazo contratual previsto nos itens 4.1 e 4.1.1.

16.3 – Ocorrendo circunstâncias que justifiquem a invocação de caso fortuito ou de força maior, a parte impossibilitada de cumprir sua obrigação deverá comunicá-lo à outra, por escrito e imediatamente, revelando as respectivas conseqüências.

16.4 – Durante o período a que se refere o item 16.2, as partes suportarão as suas respectivas perdas.

16.5 – Se a causa da interrupção perdurar por mais de 60 (sessenta) dias consecutivos, qualquer das partes poderá comunicar, por escrito, à outra, a resolução do Contrato, nas condições previstas no item 16.4.

CLÁUSULA DÉCIMA SÉTIMA - ALOCAÇÃO DE RESPONSABILIDADE DAS PARTES

17.1 - Para fins desta cláusula, da CLÁUSULA SEGUNDA - OBRIGAÇÕES DA CONTRATADA e da CLÁUSULA DÉCIMA OITAVA - SEGUROS, aplicam-se as seguintes definições:

i. Dano: toda e qualquer perda, ofensa material ou moral (incluindo, no caso de Dano à pessoa, morte, doença ou lesão), prejuízo econômico representado, mas não limitado a, pelas obrigações pecuniárias, penalidades, despesas, multas, indenizações, desembolsos, custos, tributos, despesas judiciais (incluindo custos e despesas com ações, processos, arbitragens ou procedimentos, valores pagos por avaliações, laudos, sentenças ou acordos, juros e multas, despesas de desembolso e honorários razoáveis de advogados, contadores e outros especialistas, incorridos na defesa contra qualquer uma dessas ações, processos, arbitragens ou procedimentos) e juros acumulados sobre os referidos valores despendidos para a sua reparação, ou decorrentes destes, relacionados com a execução e demais disposições do presente Contrato, observado o disposto na Cláusula 17.2.5, 17.2.6 e 17.2.7;

ii. Danos Indiretos: observado o disposto nas Cláusulas 17.2.5 e 17.2.7 , todo dano decorrente de qualquer causa, sem relação direta e imediata com a conduta do agente ou a atividade desenvolvida pela Parte ou Terceiros, que agrava o prejuízo diretamente suportado pela Parte ou Terceiros, resultante de ou relacionado à execução do Contrato, tenham sido ou não previsíveis;

iii. Dolo: ação ou omissão com a intenção de causar Dano a pessoas, propriedade ou ao meio ambiente;

iv. Dolo Eventual: ação ou omissão com a assunção do risco de causar Dano a pessoas, propriedade ou ao meio ambiente;

v. Grupo da CONTRATADA: a CONTRATADA, suas subcontratadas e todas as suas respectivas controladas, controladoras e sociedades sob controle comum e seus respectivos administradores, diretores e Pessoal;

vi. Grupo das Demais Contratadas do Grupo PETROBRAS: demais contratadas do Grupo PETROBRAS, suas subcontratadas e todas as suas respectivas controladas, controladoras e sociedades sob controle comum e seus respectivos administradores, diretores e Pessoal;

vii. Grupo PETROBRAS: Petrobras, todas as suas respectivas controladas e sociedades sob controle comum, suas demais contratadas, parceiras, joint ventures, diretas ou indiretas, e todos seus respectivos administradores, diretores e Pessoal;

viii. Grupo: Grupo PETROBRAS ou Grupo da CONTRATADA, conforme aplicável;

ix. Local de Trabalho: terras, águas e outros locais sobre, sob, em ou através dos quais as atividades relacionadas ao Contrato serão realizadas, incluindo, mas não se limitando a

instalações de produção, fabricação ou armazenamento, instalações offshore, equipamentos, embarcações, escritórios, oficinas, acampamentos ou refeitórios, excluídos aqueles locais, equipamentos e transportes usados durante o transporte de/para os Locais de Trabalho;

x. Lucros Cessantes: observado o disposto na Cláusula 17.2.6, toda perda e/ou adiamento de produção e/ou produto, perda de uso, perda de receita, de lucro ou lucro antecipado, perda de negócio ou da interrupção de negócios, diretamente resultante de ou relacionado à execução do Contrato, tenham sido ou não previsíveis;

xi. Pessoal: qualquer pessoa física sob supervisão de uma das Partes ou de seus Grupos, incluindo, mas não se limitando a, empregados, prestadores de serviços, prepostos a qualquer título, agentes, sucessores e comissários;

xii. Pessoal Sênior: qualquer administrador ou Pessoal do Grupo PETROBRAS ou Grupo da CONTRATADA que exerça funções de direção ou gestão das ações necessárias para a execução do objeto contratual pelas Partes no Local de Trabalho onde o Contrato será executado, no todo ou em parte;

xiii. Poluição: degradação da qualidade ambiental resultante de atividades que, direta ou indiretamente, (i) prejudiquem a saúde, a segurança e o bem-estar da população, e/ou (ii) criem condições adversas às atividades sociais e econômicas, e/ou (iii) afetem desfavoravelmente a biota, e/ou (iv) afetem as condições estéticas ou sanitárias do meio ambiente, e/ou (v) lancem matérias ou energia em desacordo com os padrões ambientais estabelecidos;

xiv. Terceiros: qualquer pessoa física ou jurídica, governamental ou não, que não pertença ao Grupo PETROBRAS ou ao Grupo da CONTRATADA;

xv. Valor Contratual Reajustado: o valor inicial do contrato acrescido de seus reajustes e aditivos, incluindo eventual prorrogação.

17.2 - A alocação dos efeitos financeiros da responsabilidade da PETROBRAS e da CONTRATADA por Danos será atribuída, com base nos princípios da boa-fé, da autonomia da vontade e da liberdade negocial, nos termos a seguir estipulados.

17.2.1 - A CONTRATADA se obriga a indenizar o Grupo PETROBRAS e realizar diretamente o pagamento das indenizações referentes a todo e qualquer Dano a:

(i) Pessoal do Grupo da CONTRATADA;

(ii) bens ou instalações de propriedade do Grupo da CONTRATADA.

17.2.2 - A PETROBRAS se obriga a indenizar o Grupo da CONTRATADA e/ou realizar diretamente o pagamento das indenizações referentes a todo e qualquer Dano a:

(i) Pessoal do Grupo PETROBRAS;

(ii) bens ou instalações de propriedade do Grupo PETROBRAS.

17.2.3 - Exceto conforme previsto na Cláusula 17.2.2, a CONTRATADA irá indenizar o Grupo PETROBRAS por Danos relacionados à Poluição originada de bens ou instalações de propriedade do Grupo da CONTRATADA.

17.2.3.1 - A responsabilidade da CONTRATADA por Danos relacionados à Poluição, na forma desta Cláusula, abrange eventuais Danos a Terceiros relacionados à Poluição, não se lhes aplicando, nessa hipótese, os limites constantes da cláusula 17.3.1.

17.2.4 - Exceto conforme previsto na Cláusula 17.2.1, a PETROBRAS irá indenizar o Grupo da CONTRATADA por Danos relacionados à Poluição decorrente de:

(i) bens ou instalações de propriedade do Grupo PETROBRAS;

(ii) poços ou reservatórios da PETROBRAS.

17.2.4.1 - A responsabilidade da PETROBRAS por Danos relacionados à Poluição, na forma desta Cláusula, também abarcará eventuais Danos a Terceiros relacionados à Poluição, não obstante as disposições da Cláusula 17.3.

17.2.5 - Nenhuma Parte será responsável perante o Grupo da outra Parte por Danos Indiretos.

17.2.6 - Nenhuma Parte será responsável perante o Grupo da outra Parte por Lucros Cessantes decorrentes deste Contrato. Cada Parte indenizará o(s) membro(s) do outro Grupo de e contra eventuais montantes pagos a título de Lucros Cessantes para qualquer membro de seu Grupo.

17.2.6.1 - O item 17.2.6 não se aplicará nos casos em que os Lucros Cessantes pagos tenham sido objeto de demanda de Terceiro, caso em que deverá ser observado o disposto na Cláusula 17.3.

17.2.7 - Não devem ser considerados Danos Indiretos e Lucros Cessantes eventuais multas compensatórias e demais indenizações prefixadas pelas Partes e que o Contrato explicitamente estabeleça como obrigação de uma das Partes.

17.2.8 - Sujeito ao disposto nas Cláusulas 17.2.1, 17.2.2, 17.2.3 e 17.2.4, a PETROBRAS será responsável pelos Danos:

(i) a qualquer poço (incluindo a perda e o custo de nova perfuração);

(ii) decorrentes de explosão, incêndio, erupção descontrolada, formação de crateras ou qualquer condição de poço descontrolado (incluindo os custos para controlar o poço e a remoção de detritos);

(iii) a qualquer reservatório, aquífero, formação geológica ou estratos subterrâneos ou a perda de óleo ou gás destes;

(iv) decorrente do uso de material radioativo (incluindo recuperação e/ou contenção e/ou limpeza de contaminação de materiais radioativos decorrentes da execução do Contrato).

17.2.9 - O disposto acima nos subitens deste item 17.2 não se aplicará:

(i) A Danos não relacionados com as atividades decorrentes, direta ou indiretamente, da execução do presente Contrato, ou;

(ii) A Danos causados por Dolo Eventual de Pessoal Sênior ou Dolo de qualquer membro do Grupo da Parte que demanda indenização.

(iii) A multas extracontratuais, penalidades ou sanções devidas a qualquer Terceiro, salvo nos casos em que sejam aplicadas a uma das Partes em decorrência de ação ou omissão da outra Parte, hipótese na qual será garantido o direito de regresso contra aquela que deu causa à multa, penalidade ou sanção aplicada por Terceiro, exceto no que diz respeito a multas, penalidades ou sanções decorrentes de eventos previstos nas Cláusulas 17.2.3 e 17.2.4, hipótese em que seguirão a regra prevista nestas duas cláusulas.

17.2.10 - O disposto acima nos subitens deste item 17.2 não se aplica aos Danos decorrentes da divulgação de Informações Confidenciais, da violação de direitos de propriedade intelectual dos Grupos das Partes ou de Terceiros ou da violação de obrigações legais e contratuais de conformidade, nos termos da CLÁUSULA VIGÉSIMA PRIMEIRA - CONFORMIDADE.

17.3 - No que tange a Danos a Terceiros:

17.3.1 - Sujeito ao disposto na Cláusula 17.2, a CONTRATADA deverá indenizar, na proporção a que tiver dado causa, até o limite de 10% (dez por cento) do Valor Contratual Reajustado ou US$ 10.000.000,00 (dez milhões de dólares), convertidos para Reais (R$) pela PTAX de venda do Dólar dos Estados Unidos da América em moeda nacional corrente, publicada pelo Banco Central do Brasil, no dia útil imediatamente anterior ao do pagamento do dano, o que for menor, o Grupo PETROBRAS por eventuais Danos a Terceiros ou realizar diretamente o pagamento das indenizações a Terceiros relacionados ao Contrato e que tenham sido causados pelo Grupo da CONTRATADA.

17.3.2 - A PETROBRAS se obriga a indenizar pelo valor que ultrapassar o limite de responsabilidade da CONTRATADA previsto no item 17.3.1.

17.3.3 - Sujeito ao disposto na Cláusula 17.2, a PETROBRAS deverá indenizar, na proporção a que tiver dado causa, o Grupo da CONTRATADA por eventuais Danos a Terceiros e/ou realizar diretamente o pagamento das indenizações a Terceiros relacionados ao Contrato e que tenham sido causados pelo Grupo PETROBRAS.

17.3.4 - Quando notificadas, as Partes deverão cooperar na investigação dos fatos que deram origem a uma demanda de Terceiros, nos termos desta cláusula.

17.3.5 - Cada Parte terá o seu direito de regresso assegurado, na forma do Código Civil Brasileiro, para ressarcir-se dos valores eventualmente pagos, em virtude de condenação judicial, transitada em julgado, que sejam obrigação contratual da outra Parte, inclusive no que tange a Terceiros.

17.4 - Sempre que o Grupo PETROBRAS possuir, concomitantemente, outros contratos que sejam relevantes para o desempenho deste Contrato ou que sejam executados, no todo ou em parte, no mesmo local onde será executado este Contrato, e sempre que tais contratos possuírem cláusula com conceito de alocação de responsabilidades similar a esta, a CONTRATADA deverá isentar de responsabilidade e indenizar diretamente o Grupo das Demais Contratadas do Grupo PETROBRAS por Danos relacionados a este Contrato em respeito a:

(i) Pessoal do Grupo da CONTRATADA;

(ii) bens ou instalações de propriedade do Grupo da CONTRATADA, incluindo aqueles em relação aos quais o Contrato determine que o Grupo da CONTRATADA arcará com o risco de perda;

(iii) lucros cessantes do Grupo da CONTRATADA.

17.4.1 - Essa obrigação de isentar de responsabilidade e indenizar diretamente o Grupo das

Demais Contratadas do Grupo PETROBRAS se aplica em todos os casos (incluindo casos de culpa) que estabelecem a obrigação da CONTRATADA de indenizar nos termos desta CLÁUSULA DÉCIMA SÉTIMA - ALOCAÇÃO DE RESPONSABILIDADE DAS PARTES.

17.4.2 - O disposto no item 17.4 não se aplicará às demais contratadas que possuam contratos que sejam relevantes para o desempenho deste Contrato ou que sejam executados, no todo ou em parte, no mesmo local onde será executado este Contrato, quando tais contratos, no momento da ocorrência do Dano, não possuam cláusula com conceito de alocação de responsabilidades similar, sendo estas contratadas, para este fim, consideradas como Grupo Petrobras.

17.4.3 - Caso as Leis aplicáveis não permitam que o Grupo das Demais Contratadas do Grupo PETROBRAS exija diretamente da CONTRATADA qualquer uma das indenizações, a PETROBRAS terá o direito de exigir tais indenizações contra a CONTRATADA, em nome daqueles.

17.4.4 - A PETROBRAS disponibilizará, na medida do possível e em prazo razoável, os documentos necessários para viabilizar à CONTRATADA o exercício de seus direitos, na forma do item 17.4.

17.5 - A responsabilidade das Partes por todos os demais Danos decorrentes da execução deste contrato, não previstos nos itens 17.2, 17.3 e 17.4 acima ficará limitada a 10% (dez por cento) do Valor Contratual Reajustado.

17.5.1 - A responsabilidade das Partes não será limitada ou computada no limite acima quando decorrente:

(i) da obrigação de pagar seus tributos e demais obrigações constantes da CLÁUSULA DÉCIMA TERCEIRA - INCIDÊNCIAS TRIBUTÁRIAS;

(ii) da obrigação de executar os serviços contratados, bem como de reparar, corrigir, reconstruir ou substituir, no todo ou em parte, vícios, defeitos ou incorreções decorrentes da execução do Contrato ou de materiais empregados, na forma da CLÁUSULA SEGUNDA - OBRIGAÇÕES DA CONTRATADA;

(iii) de obrigações previstas na CLÁUSULA DÉCIMA OITAVA - SEGUROS;

(iv) da violação de Leis aplicáveis, desde que haja nexo de causalidade com o Dano;

(v) divulgação de Informações Confidenciais, da violação de direitos de propriedade intelectual dos Grupos das Partes ou de Terceiros ou da violação de obrigações legais e contratuais de conformidade nos termos da CLÁUSULA VIGÉSIMA PRIMEIRA - CONFORMIDADE;

(vi) de qualquer multa contratual;

(vii) de qualquer penalidade ou sanção aplicada por autoridade governamental decorrente de descumprimento de Lei aplicável relacionada à execução deste Contrato;

(viii) de Dolo de qualquer Pessoal do Grupo PETROBRAS ou do Grupo da CONTRATADA; ou

(ix) de Dolo Eventual de qualquer Pessoal Sênior do Grupo PETROBRAS ou do Grupo da CONTRATADA.

17.5.2 - A limitação da responsabilidade da CONTRATADA não será reduzida em decorrência dos montantes já pagos do valor do Contrato. A limitação da responsabilidade da CONTRATADA

nos termos deste item 17.5 em caso algum limitará sua obrigação de executar integralmente o Contrato.

CLÁUSULA DÉCIMA OITAVA – SEGUROS

18.1 - A CONTRATADA deverá contratar quaisquer seguros aplicáveis à execução do CONTRATO, e que sejam obrigatórios na forma da legislação aplicável.

18.2 - Todas as apólices de seguros deverão, no limite máximo permitido pelas leis aplicáveis, conter cláusulas de desistência de direito de regresso, incluindo direito de sub-rogação, contra a o GRUPO PETROBRAS, mas apenas na extensão das obrigações da CONTRATADA em indenizar a o GRUPO PETROBRAS sob o CONTRATO.

18.3 - A CONTRATADA, na máxima extensão das leis aplicáveis, incluirá a o GRUPO PETROBRAS como um segurado adicional em todas as suas apólices de seguro aplicáveis à execução do CONTRATO, mas apenas na extensão das obrigações da CONTRATADA em indenizar a o GRUPO PETROBRAS sob o CONTRATO.

18.4 - Na situação de um subcontratado executar qualquer parte do CONTRATO, a CONTRATADA deverá garantir que os seguros especificados nos subcontratos sejam consistentes com os requisitos desta Cláusula. Os subcontratados não são exigidos de contratar seguros que dupliquem os seguros que a CONTRATADA ou a PETROBRAS tiverem concordado em fornecer.

18.5 - Todas as apólices de seguros aplicáveis à execução do Contrato deverão, no limite máximo permitido pelas leis aplicáveis, conter cláusulas de desistência de direito de regresso, incluindo direito de sub-rogação, contra a CONTRATADA, mas apenas na extensão das obrigações da PETROBRAS em indenizar a CONTRATADA sob o CONTRATO.

18.6 - Todas as apólices de seguros aplicáveis à execução do Contrato deverão, no limite máximo permitido pelas leis aplicáveis, conter cláusulas de desistência de direito de regresso, incluindo direito de sub-rogação, contra a o GRUPO PETROBRAS, mas apenas na extensão das obrigações da CONTRATADA em indenizar a o GRUPO PETROBRAS sob o CONTRATO.

18.7 - Na situação de um subcontratado executar qualquer parte do Contrato, a CONTRATADA deverá garantir que os seguros especificados nos subcontratos sejam consistentes com os requisitos desta Cláusula.

18.8 - A contratação de seguros e execução de outras ações relacionadas a esta Cláusula não isentarão a CONTRATADA de quaisquer obrigações ou responsabilidades.

CLÁUSULA DÉCIMA NONA – DESEQUILÍBRIO DA EQUAÇÃO ECONÔMICO-FINANCEIRA DO CONTRATO E EXCEÇÃO DO CONTRATO NÃO CUMPRIDO

19.1 – Na superveniência de fato extraordinário e imprevisível ou previsível, porém com

resultados incalculáveis, que altere o equilíbrio da equação econômico-financeira original deste Contrato, causando excessiva onerosidade para uma das partes, a parte prejudicada poderá pedir a resolução deste Contrato. As partes terão a faculdade de mantê-lo, desde que, mediante consenso, revisem as condições segundo as quais o vínculo contratual continuará vigente.

19.2 – Se, depois de celebrado o Contrato, sobrevier a uma das Partes diminuição em seu patrimônio capaz de comprometer ou tornar duvidosa a prestação pela qual se obrigou, pode a outra se recusar à prestação que lhe incumbe, até que aquela satisfaça a que lhe compete ou dê garantia bastante de satisfazê-la.

CLÁUSULA VIGÉSIMA – GARANTIA DE PAGAMENTO DE VERBAS TRABALHISTAS

20.1 – Como garantia da obrigação de pagar as verbas trabalhistas, inclusive verbas rescisórias, devidas aos empregados da CONTRATADA, independentemente de outras garantias contratuais, a PETROBRAS reterá a importância correspondente a 5% (cinco por cento) que incidirá sobre o valor de cada medição, exclusivamente sobre os itens de serviço da Planilha de Preços.

20.1.1 – Caso a presente garantia não seja suficiente para cobrir todos os débitos da CONTRATADA, a PETROBRAS poderá cobrar o excedente, na forma e nos limites previstos no Contrato.

20.1.2 – A retenção de que trata o item 20.1 desta Cláusula, também se aplica às faturas de reajustamento de preços.

20.2 – As importâncias retidas serão reajustadas nos termos da Cláusula de Reajustamento, tendo como limite a data de encerramento dos serviços.

20.3 – Ao final do Contrato, a devolução das importâncias retidas ocorrerá na quinta-feira posterior ao 90º (nonagésimo) dia corrido, contados da apresentação de todos os comprovantes de pagamento das verbas trabalhistas e rescisórias dos empregados dispensados e da declaração formal de continuidade dos contratos de trabalho remanescentes.

20.3.1 – Quando a data de vencimento coincidir com feriado bancário na cidade do Rio de Janeiro-RJ o pagamento se dará no primeiro dia útil posterior.

20.3.2 - Não haverá incidência de juros e/ou correção monetária da data prevista no item 20.2 até a efetiva devolução da garantia, na forma e condições previstas no item 20.3.

20.3.3 – Implementadas as condições previstas neste item 20.3, serão deduzidos os valores correspondentes a eventuais pagamentos realizados pela Petrobras, em decorrência de determinação judicial, referentes a verbas trabalhistas ou rescisórias de empregados da contratada, bem como multas e quaisquer outros débitos da CONTRATADA para com a PETROBRAS, ainda não descontados ou ressarcidos de alguma forma.

CLÁUSULA VIGÉSIMA PRIMEIRA – CONFORMIDADE

21.1 – A CONTRATADA, com relação às atividades, operações, serviços e trabalhos vinculados ao objeto do presente contrato, declara e garante que ela própria e os membros do Grupo da Nauticus Robotics Brazil Ltda não realizaram, não ofereceram, não prometeram e nem autorizaram qualquer pagamento, presente, promessa, entretenimento ou outra qualquer vantagem, seja diretamente ou indiretamente, para o uso ou benefício direto ou indireto de qualquer autoridade ou funcionário público , conforme definido nos artigos 327, caput, § § 1º e 2º e 337-D caput e parágrafo único, ambos do Código Penal Brasileiro, partido político, autoridade de partido político, candidato a cargo eletivo, ou qualquer outro indivíduo ou entidade, quando tal oferta, pagamento, presente, promessa, entretenimento ou qualquer outra vantagem constituir violação às leis aplicáveis, incluindo, mas não limitado à Lei 12.846/13, Código Penal Brasileiro, United Kingdom Bribery Act 2010 ou ao United States Foreign Corrupt Practices Act de 1977, inclusive suas futuras alterações, e às demais regras e regulamentos deles decorrentes (coletivamente denominados as “Leis Anticorrupção”);

(i) se comprometem a não praticar quaisquer dos atos mencionados no item (i) acima e a cumprir as Leis Anticorrupção; e

(iii) não utilizaram ou utilizarão bens, direitos ou valores provenientes, direta ou indiretamente, de atividades ilícitas, bem como não ocultaram ou dissimularam a sua natureza, origem, localização, disposição movimentação e propriedade, e cumprirão as demais normas referentes a lavagem de dinheiro, incluindo, porém não se limitando, as condutas descritas na Lei n.º 9.613/98 e demais legislações aplicáveis à CONTRATADA.

(iv) cumpriram e cumprirão o regime de embargos e de sanções internacionais que lhes for aplicável, incluindo os Decretos que dispõem sobre a execução, no território nacional, de sanções aplicadas pelo Conselho de Segurança das Nações Unidas.

21.1.1 – Para os efeitos desta cláusula, “Grupo” significa, em relação a uma pessoa física ou jurídica regularmente constituída ou não, a pessoa física ou jurídica, suas controladas, controladoras e sociedades sob controle comum, suas sucessoras, cessionárias, seus administradores, diretores, prepostos, empregados, representantes e agentes, incluindo subcontratados.

21.2 – A CONTRATADA reconhece que, além das resoluções sancionatórias do Conselho de Segurança das Nações Unidas, de observância obrigatória por força da Lei nº 13.810/2019, a PETROBRAS deve cumprir as leis, regulações, proibições, ordens e medidas restritivas implementadas pelos Estados Unidos da América, União Europeia e Reino Unido, incluindo suas instituições e agências governamentais, que estabeleçam sanções econômicas ou controles de importação ou exportação voltados a proibir ou restringir negócios com indivíduos, entidades, governos, países ou territórios (“Sanções”).

21.2.1 – A CONTRATADA declara e garante que ela, suas controladoras diretas e indiretas, subcontratadas e profissionais engajados na execução deste Contrato não estão sujeitas a Sanções e não constam em lista de Sanções; e não são ou serão nacionais de ou residentes em países sujeitos a Sanções.

21.2.2 - Este Contrato não deverá ser interpretado ou aplicado de forma a impor à PETROBRAS que faça ou deixe de fazer algo quando isso torná-la exposta ao risco de descumprimento de Sanções.

21.2.3 - Nas atividades, operações, serviços e trabalhos relacionados ao presente Contrato, a CONTRATADA e os membros do seu Grupo deverão observar as restrições aplicáveis decorrentes das Sanções, bem como abster-se de praticar ou interromper a prática de qualquer ação que exponha a PETROBRAS ao risco de descumprimento de Sanções.

21.3 – A CONTRATADA se obriga a notificar imediatamente a PETROBRAS de qualquer investigação ou procedimento iniciado por uma autoridade governamental relacionado a uma alegada violação das mencionadas Leis Anticorrupção e das obrigações da CONTRATADA e dos membros do Grupo da Nauticus Robotics Brazil Ltda referentes ao Contrato previstas nesta Cláusula Vigésima Primeira. A CONTRATADA envidará todos os esforços para manter a PETROBRAS informada quanto ao progresso e ao caráter de tais investigações ou procedimentos, devendo fornecer todas as informações que venham a ser solicitadas pela PETROBRAS.

21.4 – A CONTRATADA declara e garante que ela própria e os membros do Grupo da Nauticus Robotics Brazil Ltda foram informados de suas obrigações em relação às Leis Anticorrupção e que todos possuem políticas e procedimentos adequados em vigor e em relação à ética e conduta nos negócios e às Leis Anticorrupção. A existência de tais políticas e procedimentos poderá ser objeto de auditoria realizada pela PETROBRAS.

21.4.1 – Na hipótese de haver subcontratação de parcela do objeto contratual, a CONTRATADA deverá incluir no respectivo instrumento cláusulas por meio das quais sua subcontratada se comprometa a cumprir as obrigações previstas nas cláusulas 21.1, 21.2 e 21.6 do presente contrato, bem como a colaborar para o integral cumprimento das demais obrigações assumidas pela CONTRATADA na CLÁUSULA VIGÉSIMA PRIMEIRA – CONFORMIDADE.

21.5 – A CONTRATADA deverá defender, indenizar e manter a PETROBRAS isenta de responsabilidade em relação a quaisquer reivindicações, danos, perdas, multas, custos e despesas, decorrentes ou relacionadas a qualquer descumprimento pela CONTRATADA das garantias e declarações previstas nesta cláusula e nas Leis Anticorrupção.

21.6 – A CONTRATADA deverá responder, de forma célere e detalhada, com o devido suporte documental, qualquer notificação da PETROBRAS relacionada aos compromissos, garantias e declarações prevista nesta cláusula.

21.7 – A CONTRATADA deverá, em relação às matérias sujeitas a este Contrato:

(i) Desenvolver e manter controles internos adequados relacionados às obrigações da CONTRATADA previstas no item 21.1 e 21.2;

(ii) Elaborar e preparar seus livros, registros e relatórios de acordo com as práticas contábeis usualmente adotadas, aplicáveis à CONTRATADA;

(ii) Elaborar livros, registros e relatórios apropriados das transações da CONTRATADA, de forma que reflitam correta e precisamente, e com nível de detalhamento razoável os ativos e os

passivos da CONTRATADA;

(iii) Manter os livros, registros e relatórios acima referidos pelo período mínimo de 10 (dez) anos após o encerramento deste Contrato;

(iv) Cumprir a legislação aplicável.

21.8 – A partir da data de assinatura do presente contrato e nos 10 (dez) anos seguintes, mediante comunicado por escrito com, no mínimo, 05 (cinco) dias úteis de antecedência, a CONTRATADA deverá permitir que a Petrobras, por meio de representantes por ela designados tenham acesso aos livros, registros, políticas e procedimentos mencionados neste Contrato e a todos os documentos e informações disponíveis e deverá fornecer todo o acesso necessário à PETROBRAS para entrevistar os sócios, administradores e funcionários da CONTRATADA, considerados necessários pela PETROBRAS para verificar a conformidade da CONTRATADA com a os compromissos assumidos na cláusula 21.1 e 21.2.

21.9 – A CONTRATADA concorda em cooperar e auxiliar a auditoria, verificação ou investigação conduzida pela PETROBRAS, em relação a qualquer alegada, suspeita ou comprovada não-conformidade com as obrigações deste CONTRATO ou das Leis Anticorrupção pela CONTRATADA ou por qualquer dos membros do Grupo da Nauticus Robotics Brazil Ltda.

21.10 – A CONTRATADA deverá providenciar, mediante solicitação da PETROBRAS, declaração escrita (modelo anexo), firmada por representante legal, no sentido de ter a CONTRATADA cumprido as determinações dos itens 21.1, 21.2 e 21.4.

21.11 – A CONTRATADA reportará, por escrito, para o endereço eletrônico https://www.contatoseguro.com.br/petrobras, qualquer solicitação, explícita ou implícita, de qualquer vantagem pessoal feita por empregado da PETROBRAS ou por qualquer membro do Grupo da PETROBRAS para a CONTRATADA ou para qualquer membro do Grupo da CONTRATADA, com relação às atividades, operações, serviços e trabalhos vinculados ao objeto do presente contrato.

CLÁUSULA VIGÉSIMA SEGUNDA – DECLARAÇÕES DAS PARTES

22.1 – As partes declaram que:

22.1.1 – As prestações assumidas são reconhecidas por ambas como manifestamente proporcionais;

22.1.2 – A proporcionalidade das prestações assumidas é decorrente de valores vigentes ao tempo em que é celebrado o presente Contrato;

22.1.3 – Estão cientes de todas as circunstâncias e regras que norteiam o presente negócio jurídico, e detêm experiência nas atividades que lhes competem por força deste Contrato;

22.1.4 – Exercem a sua liberdade de contratar, observados os preceitos de ordem pública e o princípio da função social do presente Contrato, que atende também aos princípios da economicidade e razoabilidade, permitindo o alcance dos objetivos societários das partes e atividades empresariais, servindo, consequentemente, a toda a sociedade;

22.1.5 – Sempre guardarão na execução deste Contrato os princípios da probidade e da boa-fé,

presentes também, tanto na sua negociação, quanto na sua celebração;

22.1.6 – Este Contrato é firmado com a estrita observância dos princípios indicados nos itens antecedentes, não importando, em nenhuma hipótese, em abuso de direitos, a qualquer título que seja;

22.1.7 – Havendo nulidade de qualquer estipulação do presente Contrato, restarão válidas as demais disposições contratuais, não afetando assim a validade do negócio jurídico ora firmado em seus termos gerais.

22.1.8 – Mediante sua assinatura, prevalecerá o presente Contrato, substituindo quaisquer tratativas, escritas ou orais, anteriormente mantidas entre as partes, quanto ao objeto deste Contrato.

22.1.9 – De boa-fé, estão cientes de que a celebração do presente Contrato não implica a obrigação de contratar para além do prazo de vigência previsto neste instrumento, seja por meio de termos aditivos ou de novos instrumentos contratuais.

22.2 - A CONTRATADA declara sua ciência e concordância com as disposições contidas no Guia de Conduta Ética para Fornecedores, no Código de Conduta Ética da Petrobras, aplicável também às suas participações societárias, na forma do artigo 16 do Estatuto Social da Petrobras, e na Política de Responsabilidade Social da Petrobras, disponíveis no endereço eletrônico http://www.petrobras.com.br/pt/, e que cumprirá seus termos e disseminará para seus empregados as informações constantes dos referidos documentos, reforçando, mas não se limitando àquelas relativas a assédio moral, assédio sexual e discriminação.

22.2.1 - A PETROBRAS poderá, a qualquer momento após a assinatura do presente Contrato, solicitar por escrito à CONTRATADA, que demonstre, no prazo de até 10 (dez) dias úteis contados da data de recebimento da solicitação, estar em conformidade com os compromissos assumidos no item 22.2 e conferir tratamento a eventuais ocorrências que tome conhecimento.

22.2.2 – O descumprimento do previsto nos itens 22.2 e 22.2.1 sujeitará a CONTRATADA às penalidades cabíveis.

22.3 - O presente Contrato não concede à CONTRATADA direto de exclusividade no desenvolvimento da Solução Tecnológica, podendo a Petrobras, a seu exclusivo critério, desenvolver outros fornecedores e entidades e celebrar contratos com objeto contratual idêntico ou semelhante ao da presente encomenda tecnológica.

CLÁUSULA VIGÉSIMA TERCEIRA – PROPRIEDADE INTELECTUAL

23.1. Ressalvados os direitos previstos nesta Cláusula, o presente Contrato não altera a titularidade nem confere autorização de uso sobre informações e bens de propriedade intelectual,

incluindo-se direitos autorais, marcas, nomes empresariais e segredos de indústria e comércio, que sejam de propriedade ou de uso legítimo pelas partes desde antes da celebração deste Contrato, de modo que tais informações e bens não poderão ser usados, vendidos, explorados, copiados ou modificados sem prévia e expressa autorização da parte interessada.

23.2. As partes concedem licença recíproca, gratuita e não exclusiva de uso de seus direitos de propriedade intelectual sobre bens intelectuais prévios necessários execução do presente Contrato, estritamente e na medida do que for preciso para alcançar os seus objetivos e enquanto vigorar o presente Contrato.

23.2.1. Caso algum bem intelectual prévio da PETROBRAS seja parte integrante dos RESULTADOS obtidos caberá negociação específica entre as partes quanto ao licenciamento desta para fins de exploração comercial posterior a este CONTRATO.

23.3. A CONTRATADA será titular dos direitos de propriedade intelectual gerados no presente Contrato, sejam eles passíveis ou não de registro em órgãos competentes, do que são exemplos os seguintes ativos intangíveis: patentes de invenção, patentes de modelo de utilidade, desenho industrial, softwares, know-how, e qualquer outro desenvolvimento tecnológico que acarrete ou possa acarretar o surgimento de novo produto, processo ou aperfeiçoamento incremental. (“RESULTADOS”).

23.3.1. A CONTRATADA concede à PETROBRAS, suas subsidiárias e empresas controladas, licença perpétua, ilimitada, sem custo adicional, não exclusiva e intransferível de uso e fruição dos RESULTADOS nas suas atividades.

23.3.2. Consideram-se desenvolvidos sob este Contrato a criação intelectual pertinente ao seu objeto cuja proteção seja requerida pela CONTRATADA até 2 (dois) anos após o seu término.

23.4. Como compensação econômica em razão da cessão à CONTRATADA da totalidade dos RESULTADOS, as partes estipulam o maior dos seguintes valores: a) o valor correspondente ao que foi despendido pela PETROBRAS nos seguintes itens: 100% do valor dispendido no item 1 da Planilha de Preços Unitários (validação de conceitos), 50% do valor dispendido no item 2 da Planilha de Preços Unitários (integração das funcionalidades à plataforma autônoma) e 25% do valor dispendido no item 3 da Planilha de Preços Unitários (testes preliminares em ambiente controlado) ou b) 40% (quarenta por cento) do valor total deste contrato.

23.4.1 A compensação econômica se dará pela dedução do valor de serviços prestados pela CONTRATADA à PETROBRAS (item 23.5.1) ou pelo pagamento de valores (item 23.5.2) até o limite definido no item 23.4.

23.4.2. O saldo do valor de compensação estabelecido no item 23.4 será reajustado anualmente conforme fórmula de reajustamento estabelecida na CLÁUSULA SÉTIMA - REAJUSTAMENTO DE PREÇOS.

23.5. A compensação econômica se dará através de dois mecanismos, o PRINCIPAL e o COMPLEMENTAR, conforme segue:

23.5.1. Como mecanismo de compensação principal, fica estabelecido que a compensação se dará em qualquer serviço que utilize os RESULTADOS deste desenvolvimento, prestado pela

CONTRATADA ou por membros do seu Grupo à PETROBRAS, como segue:

23.5.1.1 Se o contrato futuro de serviços de inspeção for no modelo de pagamento por serviço prestado, a compensação será por serviços de inspeção sem custo adicional, tendo o seu valor de compensação contabilizado conforme linha da Planilha de Preços Unitários para a respectiva inspeção, neste contrato futuro.

23.5.1.2 Se o contrato futuro de serviços de inspeção for por disponibilidade operacional, a compensação será por diárias de uso sem custo adicional, tendo o seu valor de compensação contabilizado conforme linha da Planilha de Preços Unitários para diárias, neste contrato futuro.

23.5.1.3 Os serviços de inspeção referidos no item 23.5.1.1 e 23.5.1.2, seja na modalidade de contratação por serviço ou na modalidade de disponibilidade operacional, deverão ser prestados sem cobrança de valor adicional, até o limite indicado naquele mesmo item, sem que quaisquer custos ou despesas sejam imputados à PETROBRAS.

23.5.1.4 A compensação econômica deverá ocorrer em cada contrato futuro de prestação de serviço de inspeção submarina do grupo da CONTRATADA para à PETROBRAS, considerando que:

23.5.1.4.1 Será gerada a bonificação de compensação de 1 serviço sem custo adicional de inspeção para cada 10 (dez) serviços de inspeção efetivamente realizados ou 1 diária gratuita para cada 10 (dez) diárias efetivamente pagas no contrato futuro.

23.5.1.4.2 A compensação em cada contrato futuro será limitada a 10% (dez por cento) do valor dos serviços ou diárias efetivamente pagas pela PETROBRAS neste contrato futuro.

23.5.2. Caso o mecanismo descrito no item 23.5.1, não se demonstre suficiente para compensar o valor atualizado estabelecido no item 23.4, para cada período abaixo definido, o mecanismo complementar de compensação deverá ser utilizado conforme segue:

23.5.2.1. De modo a controlar a compensação econômica progressiva do valor atualizado estabelecido no item 23.4, ficam definidos os seguintes percentuais e prazos de compensação, contados a partir da data de Qualificação da Solução Tecnológica:

23.5.2.1.1. Ao final de 5 (cinco) anos, a CONTRATADA deverá ter compensado 25% (vinte e cinco por cento;

23.5.2.1.2. Ao final de 10 (dez) anos, a CONTRATADA deverá ter compensado 50% (cinquenta por cento);

23.5.2.1.3. Ao final de 15 (quinze) anos, a CONTRATADA deverá ter compensado 75% (setenta e cinco por cento);

23.5.2.1.4. Ao final de 20 (vinte) anos, a CONTRATADA deverá ter compensado 100% (cem por cento).

23.5.2.2. Caso ao final de cada período a CONTRATADA não tenha realizado o percentual de compensação econômica definido, o saldo não compensado deverá ser pago pela

CONTRATADA.

23.5.2.3 Na hipótese de a CONTRATADA não realizar o pagamento nas condições estipuladas no item 23.5.2.2, fica assegurado à PETROBRAS o direito de compensar os referidos créditos com débitos devidos à CONTRATADA, por força deste Contrato ou de outro instrumento contratual celebrado com a CONTRATADA.

23.6. Fica estabelecido o prazo de 20 (vinte) anos, a contar da conclusão da Qualificação da Solução Tecnológica, para que a compensação econômica seja integralmente efetivada.

23.7. As partes concordam em emitir um documento ao término de cada contrato futuro de prestação de serviços, evidenciando o valor total de compensação econômica exercida no respectivo contrato e o saldo do valor total da compensação remanescente.

23.8. A CONTRATADA perderá automaticamente o direito de propriedade intelectual dos RESULTADOS caso não realizada a compensação econômica pela cessão da Propriedade Intelectual nos prazos e nas condições definidos na CLÁUSULA VIGÉSIMA TERCEIRA – PROPRIEDADE INTELECTUAL, situação em que os RESULTADOS serão revertidos integralmente em favor da PETROBRAS, que poderá exercer todos os direitos inerentes à titularidade revertida, inclusive o uso, licenciamento e exploração dos RESULTADOS com terceiros, independentemente de autorização da CONTRATADA, sem prejuízo da aplicação de outras sanções contratuais e administrativas.

23.9. A CONTRATADA arcará com todos custos e despesas relativos a qualquer reclamação ou reivindicação – judicial ou extrajudicial – sobre direitos de propriedade intelectual de terceiros relacionados aos RESULTADOS, ressarcindo integralmente pelos ônus que venham a ser suportados pela PETROBRAS em consequência dessas reclamações ou reivindicações.

CLÁUSULA VIGÉSIMA QUARTA –DA OPÇÃO DE COMPRA

24.1 A PETROBRAS poderá, a seu exclusivo critério, contratar diretamente, por dispensa de licitação, com fundamento nos art. 20, § 4º da Lei nº 10.973, de 2 de dezembro de 2004, e art. 28, XIV da Lei nº 13.303/16, de 30 de junho de 2016, total ou parcialmente, o fornecimento, do produto, do serviço ou do processo inovador resultante das atividades de pesquisa, desenvolvimento e inovação encomendadas na forma estabelecida neste Contrato, observado o procedimento de contratação previsto nas referidas leis e normas regulamentares.

24.2 Caso exercida a opção de contratação prevista no item 24.1 pela PETROBRAS, a CONTRATADA assume a obrigação de celebrar contrato de prestação de serviços, no prazo de 360 (trezentos e sessenta) dias, contados a partir do término do presente Contrato, devendo ser observadas as seguintes cláusulas e condições mínimas:

24.2.1 Características do serviço: realização de serviços de inspeções que requerem as funcionalidades desenvolvidas no âmbito desta Encomenda Tecnológica, com requerimentos de realização similares aos constantes no teste de campo;

24.2.2 Prazo contratual: contrato de prestação de serviços com prazo que pode variar entre 12 e 24 meses, a ser negociado entre as partes;

24.2.3 Estimativa de volume de serviços a serem contratados:

a) Inspeção programada em dutos - PIDF-1:
b) Inspeção programada em dutos - PIDF-2:
c) Inspeção programada - ANM: ;
d) Inspeção programada - outros equipamentos: .

24.2.4 Local de prestação dos serviços: Bacias de Campo, Santos e / ou Espírito Santo (região sudeste do Brasil), sendo que os itens a serem inspecionados podem ser agrupados por áreas (bacia, campo, sistemas de produção) de modo a otimizar as inspeções.

24.2.5 Método de lançamento e recuperação do veículo autônomo: a ser acordado entre as partes;

24.2.6 Custo: o custo das inspeções pelo novo método (solução desenvolvida no âmbito desta Encomenda Tecnológica) será, no máximo:

a) Inspeção Programada do tipo PIDF-1 –
b) Inspeção Programada do tipo PIDF-2 –
c) Inspeção Programada de Sistema ANM –
d) Inspeção Programada de outros equipamentos –

24.3 – O disposto no item 24.2 não impede a PETROBRAS de negociar condições mais vantajosas, inclusive em relação ao preço, escopo e quantidades a serem fornecidas.

24.4 – O disposto no item 24.2 não configura nenhuma obrigação de consumo mínimo da PETROBRAS quando da vigência do contrato.

24.5 – O descumprimento ou atraso injustificado pela CONTRATADA das obrigações previstas nesta Cláusula importará na aplicação de multa de 30% (trinta por cento) incidente sobre o valor total da ETEC, sem prejuízo de indenização suplementar, não se aplicando, nesse caso, eventual limite de valor, se previsto na CLÁUSULA DE RESPONSABILIDADE DAS PARTES.

CLÁUSULA VIGÉSIMA QUINTA – SANÇÕES ADMINISTRATIVAS

25.1 – Sem prejuízo das multas ou rescisão contratual, previstas nas Cláusulas Oitava – MULTAS CONTRATUAIS e Décima Primeira – RESCISÃO, bem como de outras sanções legais e regulamentares cabíveis, a PETROBRAS poderá aplicar à CONTRATADA, sempre após regular procedimento administrativo no qual sejam assegurados o direito ao contraditório e à ampla defesa, as seguintes Sanções Administrativas:

a) Advertência

b) Multa Administrativa; e

c) Suspensão temporária de participação em licitação e impedimento de contratar com a PETROBRAS

25.1.1 – A Advertência é cabível sempre que o ato praticado não tenha acarretado danos à Petrobras, suas instalações, pessoas, imagem, meio ambiente ou a terceiros, e que não justifique a imposição de penalidade mais gravosa.

25.1.2 – A Suspensão temporária de participação em licitação e impedimento de contratar com a PETROBRAS ("Suspensão") é cabível sempre que for praticada ação ou omissão com potencialidade de causar ou que tenha causado dano à PETROBRAS, suas instalações, pessoas, imagem, meio ambiente ou a terceiros, e que não justifique a imposição de penalidade menos gravosa.

25.1.2.1 – A Suspensão pode ser classificada em Branda, Média ou Grave a depender do caso concreto.

25.1.3 - A PETROBRAS poderá, justificadamente:

a) aplicar Multa Administrativa branda, média ou grave, respectivamente, em substituição integral à Suspensão Branda, Média ou Grave;
b) aplicar Multa Administrativa grave ou média, cumulada com Suspensão Branda, Média ou Advertência, em substituição à Suspensão Grave;
c) aplicar Multa Administrativa média ou branda, cumulada com Suspensão Branda ou Advertência, em substituição à Suspensão Média;
d) aplicar Multa Administrativa branda, cumulada com Advertência, em substituição à Suspensão Branda;

25.1.3.1 – A Multa Administrativa terá seu valor definido conforme as seguintes fórmulas:

$$\text{Multa Administrativa branda} = \frac{0,1\%\ RB + 0,1\%\ VC + VPA}{3}$$

$$\text{Multa Administrativa média} = \frac{0,2\%\ RB + 0,2\%\ VC + VPA}{3}$$

$$\text{Multa Administrativa grave} = \frac{0,4\%\ RB + 0,4\%\ VC + VPA}{3}$$

Onde:
RB = receita bruta da CONTRATADA no último ano fiscal imediatamente anterior à conduta que enseja a aplicação da multa
VC = valor do Contrato ou do instrumento convocatório (contratação)
VPA = valor do prejuízo apurado a partir da conduta da CONTRATADA (não havendo prejuízo ou impossibilidade de apuração, o VPA atribuído será igual a zero), limitado ao somatório da RB e do VC, exceto nos casos em que a sanção se referir a inadimplemento de obrigações trabalhistas, quando tal limite não será aplicado

25.1.3.1.1 – O Valor da Multa Administrativa será limitado a 10% do valor do Contrato, exceto nos casos em que a sanção se referir a inadimplemento de obrigações trabalhistas, quando tal limite não será aplicado.

25.1.3.1.2 - A efetivação da substituição da sanção de Suspensão pela sanção de Multa

Administrativa, prevista no item 25.1.3.1, apenas ocorrerá quando do adimplemento integral da Multa Administrativa substitutiva pela CONTRATADA. Enquanto não ocorrer o efetivo pagamento, a pena de Suspensão produzirá seus efeitos desde a sua aplicação.

CLÁUSULA VIGÉSIMA SEXTA – SUBCONTRATAÇÃO

26.1 – A CONTRATADA não poderá subcontratar, salvo se previamente autorizado, por escrito, pela PETROBRAS, nos limites constantes do Memorial Descrito (Anexo I)..

26.2 – O vínculo jurídico entre CONTRATADA e subcontratada não se estende à PETROBRAS, permanecendo a primeira integralmente obrigada pelo fiel e perfeito cumprimento dos serviços contratados, na forma do presente Contrato.

26.3 - A subcontratada deverá atender, em relação ao objeto da subcontratação, as exigências de qualificação técnica apresentadas pela CONTRATADA para sua contratação.

26.4 – A CONTRATADA se compromete a fiscalizar o adimplemento, por suas subcontratadas, de obrigações trabalhistas, contribuições previdenciárias e depósitos de FGTS, apresentando, sempre que solicitado pela PETROBRAS, a documentação comprobatória do adimplemento de tais obrigações relativas aos empregados de suas subcontratadas alocadas à prestação de serviços objeto deste Contrato.

26.5 — A subcontratação deverá ser aprovada pela PETROBRAS, e para isso a CONTRATADA deverá demonstrar a razoabilidade dos custos compreendidos no pretendido negócio e sua pertinência para com o objeto deste Contrato.

26.6 — Em qualquer das hipóteses previstas nesta cláusula, o fornecimento serviços subcontratados deverá ser gerenciado e acompanhado pela CONTRATADA, e por isso suas responsabilidades perante a PETROBRAS não serão de modo algum excluídas, modificadas ou atenuadas.

CLÁUSULA VIGÉSIMA SÉTIMA – DISPOSIÇÕES GERAIS

27.1 – Fazem parte do presente Contrato os seguintes anexos:

ANEXO Nº 1 – MEMORIAL DESCRITIVO
ANEXO Nº 2 - PLANILHA DE PREÇOS UNITÁRIOS
ANEXO N° 3 – CRITÉRIOS DE MEDIÇÃO
ANEXO N° 4 – IDENTIFICAÇÃO DA DEMANDA
ANEXO N° 5 – REQUISITOS PARA UTILIZAÇÃO DE EMBARCAÇÃO PRÓPRIA
ANEXO Nº 6 – DECLARAÇÃO PERIÓDICA (CONFORMIDADE)
ANEXO Nº 7 - SMS
ANEXO Nº 8 - RELACAO DE INSUMOS IMPORTADOS

27.2 – Havendo divergência entre disposições contidas nos anexos e as deste instrumento, prevalecerão deste último.

27.3 – As alterações das disposições contratuais serão realizadas por aditivo, quando decorrerem de fatores supervenientes ou oportunidades que impuserem sua revisão.

27.4 – O presente Contrato é também regido pela Lei n.º 10.973/2004, pelo Decreto n.º 9.283/2018, pela Lei nº 13.303, de 30 de junho de 2016, e pelo Regulamento de Licitações e Contratos da PETROBRAS (RLCP), publicado no dia 15 de janeiro de 2018.

CLÁUSULA VIGÉSIMA OITAVA – RESOLUÇÃO DE DISPUTAS E LEI APLICÁVEL

28.1 – Fica eleito o Foro Central da Comarca da Capital do Estado do Rio de Janeiro, para dirimir as questões decorrentes deste Contrato, renunciando as partes, expressamente, a qualquer outro, por mais privilegiado que seja.

28.2 – O presente Contrato será regido e interpretado, e todas as controvérsias dele emergentes ou com ele relacionadas serão resolvidas de acordo com o direito brasileiro.

E por estarem justas e combinadas, os representantes das partes firmam, em duas vias de igual teor e forma, o presente Contrato, que segue ainda subscrito por duas testemunhas.

(ASSINADO ELETRONICAMENTE)

/s/ Felipe de Araujo Castro
PETRÓLEO BRASILEIRO S.A. – PETROBRAS
Felipe de Araujo Castro
Gerente Geral

/s/ Frantiesco Pessoa
Nauticus Robotics Brazil Ltda.
Frantiesco Pessoa
Representante Legal

TESTEMUNHAS:

/s/ Luiz Felipa Moreira Lopes
Nome: Luiz Felipe Moreira Lopes
Nº de CPF:

/s/ Eric Jacques Aquilino Widergorn
Nome: Eric Jacques Aquilino Waidergorn
Nº de CPF: